PGIM Asset Allocation Funds
PROSPECTUS — November 28, 2017 (AS REISSUED JUNE 13, 2018)
Fund Type
Balanced/Allocation
PGIM CONSERVATIVE ALLOCATION FUND
A: JDUAX	B: JDABX	C: JDACX	R: JDARX	Z: JDAZX	R6: JDAQX

PGIM GROWTH ALLOCATION FUND
A: JDAAX	B: JDGBX	C: JDGCX	R: JGARX	Z: JDGZX	R6: JDGQX

PGIM MODERATE ALLOCATION FUND
A: JDTAX	B: JDMBX	C: JDMCX	R: JMARX	Z: JDMZX	R6: JDTQX
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company and registered investment adviser. © 2018 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
To enroll in e-delivery, go to pgiminvestments.com/edelivery

4	SUMMARY: CONSERVATIVE ALLOCATION FUND
4	INVESTMENT OBJECTIVE
4	FUND FEES AND EXPENSES
5	INVESTMENTS, RISKS AND PERFORMANCE
9	MANAGEMENT OF THE FUND
10	BUYING AND SELLING FUND SHARES
10	TAX INFORMATION
10	PAYMENTS TO FINANCIAL INTERMEDIaries
11	SUMMARY: MODERATE ALLOCATION FUND
11	INVESTMENT OBJECTIVE
11	FUND FEES AND EXPENSES
12	INVESTMENTS, RISKS AND PERFORMANCE
16	MANAGEMENT OF THE FUND
17	BUYING AND SELLING FUND SHARES
17	TAX INFORMATION
17	PAYMENTS TO FINANCIAL INTERMEDIaries
18	SUMMARY: GROWTH ALLOCATION FUND
18	INVESTMENT OBJECTIVE
18	FUND FEES AND EXPENSES
19	INVESTMENTS, RISKS AND PERFORMANCE
23	MANAGEMENT OF THE FUND
23	BUYING AND SELLING FUND SHARES
24	TAX INFORMATION
24	PAYMENTS TO FINANCIAL INTERMEDIaries
25	MORE INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES, INVESTMENTS AND RISKS
25	THE FUND OF FUNDS STRUCTURE
26	TARGET RANGES FOR UNDERLYING FUNDS
35	INVESTMENTS AND INVESTMENT STRATEGIES
39	RISKS OF INVESTING IN THE FUNDS
44	HOW THE FUNDS ARE MANAGED
44	BOARD OF DIRECTORS
44	MANAGER
44	INVESTMENT SUBADVISER
45	PORTFOLIO MANAGERS
45	DISTRIBUTOR
45	DISCLOSURE OF PORTFOLIO HOLDINGS
46	FUND DISTRIBUTIONS AND TAX ISSUES
46	DISTRIBUTIONS
46	TAX ISSUES
48	IF YOU SELL OR EXCHANGE YOUR SHARES
49	HOW TO BUY, SELL AND EXCHANGE FUND SHARES
49	HOW TO BUY SHARES
61	HOW TO SELL YOUR SHARES
65	HOW TO EXCHANGE YOUR SHARES

68	FINANCIAL HIGHLIGHTS
84	GLOSSARY
85	APPENDIX A: WAIVERS AND DISCOUNTS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES

SUMMARY: CONSERVATIVE ALLOCATION FUND
INVESTMENT OBJECTIVE
The investment objective of the Fund is current income and a reasonable level of capital appreciation.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 52 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 85 of the Fund's Prospectus and in Rights of Accumulation on page 83 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R6†
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00%	5.00%	1.00%	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None
Redemption fee	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15	None	None*	None
*Direct Transfer Agent accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
†Formerly known as Class Q.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R6(1)
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.75%	None	None
Other expenses(2)	0.27%	0.52%	0.30%	9.61%	0.37%	1.74%
Acquired Fund fees and expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Total annual Fund operating expenses	1.37%	2.32%	2.10%	11.16%	1.17%	2.54%
Fee waiver and/or expense reimbursement	(0.07)%	(0.27)%	(0.05)%	(9.61)%	(0.12)%	(1.49)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(3,4)	1.30%	2.05%	2.05%	1.55%	1.05%	1.05%
(1) Formerly known as Class Q.
(2) Other expenses are based on estimates.
(3) PGIM Investments LLC (PGIM Investments) has contractually agreed, through January 31, 2019, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares, 0.35% of average daily net assets for Class R6 shares, 0.85% of average daily net assets for Class R shares, and 0.35% of average daily net assets for Class Z shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2019 without the prior approval of the Fund’s Board of Directors.
(4) The distributor of the Fund has contractually agreed through January 31, 2019 to reduce its distribution and service (12b-1) fees for the Fund’s Class A shares to 0.25% of the average daily net assets of the Class A shares of the Fund. Additionally, the distributor of the Fund has contractually agreed through January 31, 2019 to reduce its distribution and service (12b-1) fees for the Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. These waivers may not be terminated prior to January 31, 2019 without the prior approval of the Fund’s Board of Directors.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your
4	PGIM Asset Allocation Funds

investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$675	$953	$1,252	$2,100	$675	$953	$1,252	$2,100
Class B	$708	$999	$1,316	$2,285	$208	$699	$1,216	$2,285
Class C	$308	$653	$1,124	$2,427	$208	$653	$1,124	$2,427
Class R	$158	$2,327	$4,237	$8,072	$158	$2,327	$4,237	$8,072
Class Z	$107	$360	$632	$1,410	$107	$360	$632	$1,410
Class R6†	$107	$648	$1,216	$2,763	$107	$648	$1,216	$2,763
†Formerly known as Class Q.
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund is one of three funds which comprise the PGIM Asset Allocation Funds. Each Fund is structured as a “fund of funds,” meaning that instead of buying individual securities directly, the Fund invests primarily in other mutual funds within the PGIM Funds family. These other funds are referred to as “Underlying Funds.” More detailed information appears in More Information About the Funds’ Investment Strategies, Investments and Risks in the Prospectus.
The Funds are designed for investors who want investment professionals to make their asset allocation decisions. Each Fund offers investors a means to manage their long-term investments in light of their personal investment goals and risk tolerance. By investing in the Underlying Funds, each Fund pursues its investment objective by investing indirectly in a mix of equity and fixed-income securities appropriate for a particular type of investor. Each Fund may serve as the cornerstone of a larger investment portfolio.
Under normal market conditions, each Fund's assets will be invested in various Underlying Funds within the allocation ranges described in the Prospectus. Each Fund may hold a portion of its assets in cash or cash equivalents for cash management purposes. These cash and cash equivalents are not included in the Fund's assets for purposes of determining allocations among Underlying Funds.
The Fund seeks to achieve its investment objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed income and equity securities which may include domestic and foreign equities of all market capitalization ranges, corporate bonds, foreign debt obligations, mortgage-related securities, high yield bonds, illiquid securities and derivatives. The Fund under normal circumstances will invest approximately 60% (which may range from 55% to 65%) of its total assets in Underlying Funds that invest primarily in fixed-income securities and the remainder of the Fund's total assets in Underlying Funds that invest primarily in equity securities. The investment subadviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Fund may be appropriate for investors who need to draw income from investments while obtaining a measure of long-term capital growth to offset the risk of inflation. The Fund's focus on bonds for greater stability of principal also may make it suitable for conservative investors seeking income and modest growth and those concerned about market volatility.
Visit our website at www.pgiminvestments.com	5

Principal Risks. All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Affiliated Funds Risk. The Fund’s Manager serves as manager of the Underlying Funds. In addition, the Fund may invest in certain underlying funds for which the investment subadviser serves as subadviser. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Manager and investment subadviser fulfill their fiduciary duties to the Fund and the Underlying Funds. For example, the investment subadviser may have an incentive to allocate the Fund’s assets to those Underlying Funds for which the fees paid to the Manager or the investment subadviser are higher than the fees paid by other Underlying Funds for which the investment subadviser also serves as a subadviser. However, the Fund has adopted procedures to mitigate these concerns.
Asset Allocation Risk. The investment subadviser may allocate assets to an asset class that underperforms other classes. For example, the Fund may be overweighted in equities when the stock market is falling and the fixed-income market is rising. Likewise, the Fund may be overweighted in fixed-income securities when fixed-income markets are falling and the equity markets are rising.
Asset Class Variation Risk. The Underlying Funds invest principally in the securities constituting their asset class (i.e., equity and fixed income). However, under normal market conditions, an Underlying Fund may vary the percentage of assets in these securities (subject to any applicable regulatory requirements). Depending on the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund's assets invested in various Underlying Funds, the Fund's actual exposure to the securities in a particular asset class may vary substantially from the allocation to that asset class.
Credit Risk, Market Risk and Interest Rate Risk. Certain Underlying Funds may invest in debt obligations. Debt obligations have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation fails to pay interest or repay principal to the Underlying Fund. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. The Fund may face a heightened level of interest rate risk since the US Federal Reserve Board has ended its quantitative easing program and may continue to raise rates. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.
Derivatives Risk. Certain Underlying Funds may invest in derivatives. Using derivatives can increase Underlying Fund losses and reduce opportunities for gains when market prices, interest rates, currency rates or the derivatives themselves behave in a way not anticipated by the Underlying Fund. Using derivatives also can have a leveraging effect and increase Underlying Fund volatility. An Underlying Fund can lose more than the amount it invests in a derivative. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Underlying Fund. Use of derivatives may have different tax consequences for the Underlying Fund than an investment in the underlying instrument, and such differences may affect the amount, timing and character of income distributed to shareholders.
Recent legislation both in the United States and in Europe calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. Additional regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
6	PGIM Asset Allocation Funds

Equity Securities Risk. The price of a particular stock owned by an Underlying Fund could go down, or the value of the equity markets or a sector of them could go down and you could lose money. Stock markets are volatile. Generally, the stock prices of large companies are more stable than the stock prices of small companies, but this is not always the case. The Underlying Funds’ equity holdings can vary significantly from broad market indexes, and their performance can deviate from the performance of those indexes.
Foreign Market Risk. Foreign markets often are more volatile than US markets and generally are not subject to regulatory requirements comparable to those placed on US issuers. Changes in currency exchange rates can reduce or increase market performance. In addition to the general risks of investing in foreign securities, to the extent that an Underlying Fund invests in securities of emerging markets, an Underlying Fund may be exposed to a greater risk of potential turmoil, rapid changes in economic conditions or other risks.
Fund of Funds Risk. The value of an investment in the Fund will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.
Fund Rebalancing Risk. Underlying Funds may experience relatively large redemptions or investments due to a rebalancing of the Fund's investments. In such event, an Underlying Fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an Underlying Fund, increase the Underlying Fund's expenses or result in the Underlying Fund becoming too small to be economically viable. Rebalancing may also adversely affect an Underlying Fund's performance and thus the Fund's performance. The impact of rebalancing is likely to be greater when the Fund purchases, redeems or invests in a substantial portion of an Underlying Fund.
The investment subadviser will seek to cooperate with the investment subadvisers of the Underlying Funds to minimize any adverse impact on the Underlying Funds. The investment subadvisers of the Underlying Funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the Underlying Funds and consistent with their obligations to the Underlying Funds. Such actions may delay the rebalancing of the Fund's investments in the event of significant market or other events that may require more rapid action.
Investment Style Risk. Investment style risk is the risk that a particular style utilized by an Underlying Fund may be out of favor for a period of time.
Liquidity Risk. Certain Underlying Funds may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by an Underlying Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Underlying Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Underlying Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Underlying Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Junk Bonds Risk. High-yield debt obligations, including debt securities rated below investment grade—also known as “junk bonds”—have a higher risk of default and tend to be less liquid.
Visit our website at www.pgiminvestments.com	7

Market Capitalization Risk. Certain Underlying Funds may invest in stocks of small- and medium-size companies which may present above-average risks. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies. In exchange for potentially lower risks of investing in large capitalization companies, such investments may not rise as much in value as the value of investments in smaller-capitalized companies.
Non-Diversified Status. The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain requirements that a “diversified” mutual fund is required to meet under federal law. Unlike “diversified” funds, the Fund may invest its assets in the securities of an individual issuer, in this case any Underlying Fund, without limiting such investments within prescribed percentages pursuant to federal law. Thus, the Fund's assets may be concentrated in fewer securities than those of other funds. Therefore, a decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.
Two Underlying Funds, PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund, are also non-diversified. This means that they may invest a larger percentage of their assets in a smaller number of issuers than a diversified fund. To the extent an Underlying Fund invests its assets in a small number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund are also more susceptible to market and other events affecting the particular industry sectors in which they invest and therefore involve more risk than Underlying Funds that do not concentrate their assets in a particular industry sector.
Portfolio Turnover Risk. The Fund does not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, however, certain Underlying Funds have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund's, and, therefore, the Fund's, performance and can have adverse tax consequences.
Prepayment Risk. Funds investing in mortgage-related securities and asset-backed securities are subject to prepayment risk. If these securities are prepaid, an Underlying Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.
Short Sale Risk. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, which may be substantial.
Market Events. Events in the financial markets have resulted in, and may continue to result in, an unusually high degree of volatility, both in non-US and US markets.  This market volatility, in addition to reduced liquidity in credit and fixed income markets, may adversely affect issuers worldwide.  Furthermore, the impact of policy and legislative changes in the US and other countries may not be fully known for some time.  This environment could make identifying investment risks and opportunities especially difficult for the subadvisers of the Underlying Funds.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Underlying Fund securities can increase expenses.
Performance. The following bar chart shows the Fund's performance for Class A shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the average annual returns of each of the Fund’s share classes and also compares the Fund’s performance with the average annual total returns of an index or other benchmark and a group of similar mutual funds. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
8	PGIM Asset Allocation Funds

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.

Best Quarter:		Worst Quarter:
10.70%	2nd Quarter 2009	-9.98%	4th Quarter 2008

1These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too. The total return for Class A shares from January 1, 2017 to September 30, 2017 was 8.24%.
Average Annual Total Returns % (including sales charges) (as of 12-31-16)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class B shares	-0.30%	4.28%	3.58%	-
Class C shares	3.70%	4.46%	3.59%	-
Class R shares	5.17%	4.98%	N/A	4.13% (1/12/2007)
Class Z shares	5.78%	5.52%	4.63%	-
Class R6 shares†*	N/A	N/A	N/A	N/A

Class A Shares % (including sales charges)
Return Before Taxes	-0.34%	4.06%	3.77%	-
Return After Taxes on Distributions	-1.33%	2.78%	2.67%	-
Return After Taxes on Distribution and Sale of Fund Shares	-0.01%	2.82%	2.62%	-
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
† Formerly known as Class Q.
*Average annual total returns are not shown for Class R6 shares, because Class R6 shares are new. Performance for Class R6 shares will be included after Class R6 shares have been in existence for a full calendar year.
Index % (reflects no deduction for fees, expenses or taxes)
Conservative Customized Blend Index	5.16%	5.69%	4.35%	-
Russell 1000 Index	12.05%	14.69%	7.08%	-
S&P 500 Index	11.94%	14.65%	6.94%	-

Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Mixed-Asset Target Allocation Conservative Funds Average	5.85%	4.89%	3.78%	-
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Quantitative Management Associates LLC	Joel M. Kallman, MBA, CFA	Vice President	October 2007
		Peter Vaiciunas, MBA, CFA	Portfolio Manager	November 2016
		Edward L. Campbell, MBA, CFA	Managing Director and Portfolio Manager	February 2018
Visit our website at www.pgiminvestments.com	9

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
		Ted Lockwood, MBA, MS*	Managing Director	March 2004
* Mr. Lockwood has announced his intention to retire during the third quarter of 2018.
BUYING AND SELLING FUND SHARES
	Class A**	Class C**	Class R**	Class Z**	Class R6†
Minimum initial investment*	$2,500	$2,500	None	Institutions: $5 million Group Retirement Plans: None	Institutions: $5 million Group Retirement Plans: None
Minimum subsequent investment*	$100	$100	None	None	None
* Class B shares are closed to new purchases except for exchanges from Class B shares of another fund. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Class B Shares” in the Prospectus for more information.
** Certain share classes were generally closed to investments by new group retirement plans effective on or about June 1, 2018.  Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to New Group Retirement Plans” in the Prospectus for more information.
†Formerly known as Class Q.
For Class A and Class C shares, the minimum initial investment for retirement accounts and custodial accounts for minors is $1,000 and the minimum subsequent investment is $100. For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class R6 shares and Class R shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to minimum investment and/or other requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class R Shares,” “—Qualifying for Class Z Shares,” and “—Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.
10	PGIM Asset Allocation Funds

SUMMARY: MODERATE ALLOCATION FUND
INVESTMENT OBJECTIVE
The investment objective of the Fund is capital appreciation and a reasonable level of current income.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 52 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 85 of the Fund's Prospectus and in Rights of Accumulation on page 83 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R6†
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00%	5.00%	1.00%	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None
Redemption fee	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15	None	None*	None
*Direct Transfer Agent accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
†Formerly known as Class Q.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R6(1)
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.75%	None	None
Other expenses(2)	0.25%	0.47%	0.28%	27.55%	0.65%	1.72%
Acquired Fund fees and expenses	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%
Total annual Fund operating expenses	1.39%	2.31%	2.12%	29.14%	1.49%	2.56%
Fee waiver and/or expense reimbursement	(0.05)%	(0.22)%	(0.03)%	(27.55)%	(0.40)%	(1.47)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(3,4)	1.34%	2.09%	2.09%	1.59%	1.09%	1.09%
(1) Formerly known as Class Q.
(2) Other expenses are based on estimates.
(3) PGIM Investments LLC (PGIM Investments) has contractually agreed, through January 31, 2019, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares, 0.35% of average daily net assets for Class R6 shares, 0.85% of average daily net assets for Class R shares, and 0.35% of average daily net assets for Class Z shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2019 without the prior approval of the Fund’s Board of Directors.
(4) The distributor of the Fund has contractually agreed through January 31, 2019 to reduce its distribution and service (12b-1) fees for the Fund’s Class A shares to 0.25% of the average daily net assets of the Class A shares of the Fund. Additionally, the distributor of the Fund has contractually agreed through January 31, 2019 to reduce its distribution and service (12b-1) fees for the Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. These waivers may not be terminated prior to January 31, 2019 without the prior approval of the Fund’s Board of Directors.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your
Visit our website at www.pgiminvestments.com	11

investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$679	$961	$1,264	$2,123	$679	$961	$1,264	$2,123
Class B	$712	$1,000	$1,315	$2,289	$212	$700	$1,215	$2,289
Class C	$312	$661	$1,136	$2,449	$212	$661	$1,136	$2,449
Class R	$162	$4,821	$7,503	$10,225	$162	$4,821	$7,503	$10,225
Class Z	$111	$432	$775	$1,745	$111	$432	$775	$1,745
Class R6†	$111	$656	$1,228	$2,785	$111	$656	$1,228	$2,785
†Formerly known as Class Q.
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund is one of three funds which comprise the PGIM Asset Allocation Funds. Each Fund is structured as a “fund of funds,” meaning that instead of buying individual securities directly, the Fund invests primarily in other mutual funds within the PGIM Funds family. These other funds are referred to as “Underlying Funds.” More detailed information appears in More Information About the Funds’ Investment Strategies, Investments and Risks in the Prospectus.
The Funds are designed for investors who want investment professionals to make their asset allocation decisions. Each Fund offers investors a means to manage their long-term investments in light of their personal investment goals and risk tolerance. By investing in the Underlying Funds, each Fund pursues its investment objective by investing indirectly in a mix of equity and fixed-income securities appropriate for a particular type of investor. Each Fund may serve as the cornerstone of a larger investment portfolio.
Under normal market conditions, each Fund's assets will be invested in various Underlying Funds within the allocation ranges described in the Prospectus. Each Fund may hold a portion of its assets in cash or cash equivalents for cash management purposes. These cash and cash equivalents are not included in the Fund's assets for purposes of determining allocations among Underlying Funds.
The Fund seeks to achieve its investment objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed income and equity securities, which may include domestic and foreign equities of all market capitalization ranges, corporate bonds, foreign debt obligations, mortgage-related securities, high yield bonds, illiquid securities and derivatives. Under normal circumstances, the Fund will invest approximately 65% (which may range from 60% to 70%) of its total assets in Underlying Funds that invest primarily in a diversified portfolio of equity securities, with the remainder invested in Underlying Funds that invest primarily in fixed income securities. The investment subadviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Fund may be appropriate for investors looking for a balance of long-term capital growth and current income, with some tolerance for investment risk and market volatility.
Principal Risks. All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
12	PGIM Asset Allocation Funds

Affiliated Funds Risk. The Fund’s Manager serves as manager of the Underlying Funds. In addition, the Fund may invest in certain underlying funds for which the investment subadviser serves as subadviser. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Manager and investment subadviser fulfill their fiduciary duties to the Fund and the Underlying Funds. For example, the investment subadviser may have an incentive to allocate the Fund’s assets to those Underlying Funds for which the fees paid to the Manager or the investment subadviser are higher than the fees paid by other Underlying Funds for which the investment subadviser also serves as a subadviser. However, the Fund has adopted procedures to mitigate these concerns.
Asset Allocation Risk. The investment subadviser may allocate assets to an asset class that underperforms other classes. For example, the Fund may be overweighted in equities when the stock market is falling and the fixed-income market is rising. Likewise, the Fund may be overweighted in fixed-income securities when fixed-income markets are falling and the equity markets are rising.
Asset Class Variation Risk. The Underlying Funds invest principally in the securities constituting their asset class (i.e., equity and fixed income). However, under normal market conditions, an Underlying Fund may vary the percentage of assets in these securities (subject to any applicable regulatory requirements). Depending on the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund's assets invested in various Underlying Funds, the Fund's actual exposure to the securities in a particular asset class may vary substantially from the allocation to that asset class.
Credit Risk, Market Risk and Interest Rate Risk. Certain Underlying Funds may invest in debt obligations. Debt obligations have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation fails to pay interest or repay principal to the Underlying Fund. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. The Fund may face a heightened level of interest rate risk since the US Federal Reserve Board has ended its quantitative easing program and may continue to raise rates. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.
Derivatives Risk. Certain Underlying Funds may invest in derivatives. Using derivatives can increase Underlying Fund losses and reduce opportunities for gains when market prices, interest rates, currency rates or the derivatives themselves behave in a way not anticipated by the Underlying Fund. Using derivatives also can have a leveraging effect and increase Underlying Fund volatility. An Underlying Fund can lose more than the amount it invests in a derivative. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Underlying Fund. Use of derivatives may have different tax consequences for the Underlying Fund than an investment in the underlying instrument, and such differences may affect the amount, timing and character of income distributed to shareholders.
Recent legislation both in the United States and in Europe calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. Additional regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
Equity Securities Risk. The price of a particular stock owned by an Underlying Fund could go down, or the value of the equity markets or a sector of them could go down and you could lose money. Stock markets are volatile. Generally, the stock prices of large companies are more stable than the stock prices of small companies, but this is not always the case. The Underlying Funds’ equity holdings can vary significantly from broad market indexes, and their performance can deviate from the performance of those indexes.
Visit our website at www.pgiminvestments.com	13

Foreign Market Risk. Foreign markets often are more volatile than US markets and generally are not subject to regulatory requirements comparable to those placed on US issuers. Changes in currency exchange rates can reduce or increase market performance. In addition to the general risks of investing in foreign securities, to the extent that an Underlying Fund invests in securities of emerging markets, an Underlying Fund may be exposed to a greater risk of potential turmoil, rapid changes in economic conditions or other risks.
Fund of Funds Risk. The value of an investment in the Fund will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.
Fund Rebalancing Risk. Underlying Funds may experience relatively large redemptions or investments due to a rebalancing of the Fund's investments. In such event, an Underlying Fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an Underlying Fund, increase the Underlying Fund's expenses or result in the Underlying Fund becoming too small to be economically viable. Rebalancing may also adversely affect an Underlying Fund's performance and thus the Fund's performance. The impact of rebalancing is likely to be greater when the Fund purchases, redeems or invests in a substantial portion of an Underlying Fund.
The investment subadviser will seek to cooperate with the investment subadvisers of the Underlying Funds to minimize any adverse impact on the Underlying Funds. The investment subadvisers of the Underlying Funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the Underlying Funds and consistent with their obligations to the Underlying Funds. Such actions may delay the rebalancing of the Fund's investments in the event of significant market or other events that may require more rapid action.
Investment Style Risk. Investment style risk is the risk that a particular style utilized by an Underlying Fund may be out of favor for a period of time.
Liquidity Risk. Certain Underlying Funds may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by an Underlying Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Underlying Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Underlying Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Underlying Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Junk Bonds Risk. High-yield debt obligations, including debt securities rated below investment grade—also known as “junk bonds”—have a higher risk of default and tend to be less liquid.
Market Capitalization Risk. Certain Underlying Funds may invest in stocks of small- and medium-size companies which may present above-average risks. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies. In exchange for potentially lower risks of investing in large capitalization companies, such investments may not rise as much in value as the value of investments in smaller-capitalized companies.
14	PGIM Asset Allocation Funds

Non-Diversified Status. The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain requirements that a “diversified” mutual fund is required to meet under federal law. Unlike “diversified” funds, the Fund may invest its assets in the securities of an individual issuer, in this case any Underlying Fund, without limiting such investments within prescribed percentages pursuant to federal law. Thus, the Fund's assets may be concentrated in fewer securities than those of other funds. Therefore, a decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.
Two Underlying Funds, PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund, are also non-diversified. This means that they may invest a larger percentage of their assets in a smaller number of issuers than a diversified fund. To the extent an Underlying Fund invests its assets in a small number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund are also more susceptible to market and other events affecting the particular industry sectors in which they invest and therefore involve more risk than Underlying Funds that do not concentrate their assets in a particular industry sector.
Portfolio Turnover Risk. The Fund does not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, however, certain Underlying Funds have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund's, and, therefore, the Fund's, performance and can have adverse tax consequences.
Prepayment Risk. Funds investing in mortgage-related securities and asset-backed securities are subject to prepayment risk. If these securities are prepaid, an Underlying Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.
Short Sale Risk. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, which may be substantial.
Market Events. Events in the financial markets have resulted in, and may continue to result in, an unusually high degree of volatility, both in non-US and US markets.  This market volatility, in addition to reduced liquidity in credit and fixed income markets, may adversely affect issuers worldwide.  Furthermore, the impact of policy and legislative changes in the US and other countries may not be fully known for some time.  This environment could make identifying investment risks and opportunities especially difficult for the subadvisers of the Underlying Funds.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Underlying Fund securities can increase expenses.
Performance. The following bar chart shows the Fund's performance for Class A shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the average annual returns of each of the Fund’s share classes and also compares the Fund’s performance with the average annual total returns of an index or other benchmark and a group of similar mutual funds. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.
Visit our website at www.pgiminvestments.com	15

Best Quarter:		Worst Quarter:
15.08%	2nd Quarter 2009	-16.16%	4th Quarter 2008

1These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too. The total return for Class A shares from January 1, 2017 to September 30, 2017 was 11.43%.
Average Annual Total Returns % (including sales charges) (as of 12-31-16)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class B shares	0.96%	6.42%	3.64%	-
Class C shares	4.97%	6.56%	3.64%	-
Class R shares	6.46%	7.02%	N/A	4.14% (1/12/2007)
Class Z shares	7.02%	7.65%	4.68%	-
Class R6 shares†*	N/A	N/A	N/A	N/A

Class A Shares % (including sales charges)
Return Before Taxes	0.89%	6.16%	3.83%	-
Return After Taxes on Distributions	0.02%	5.08%	2.96%	-
Return After Taxes on Distribution and Sale of Fund Shares	1.11%	4.67%	2.85%	-
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
†Formerly known as Class Q.
*Average annual total returns are not shown for Class R6 shares, because Class R6 shares are new. Performance for Class R6 shares will be included after Class R6 shares have been in existence for a full calendar year.
Index % (reflects no deduction for fees, expenses or taxes)
Moderate Customized Blend Index	7.41%	8.43%	4.97%	-
Russell 1000 Index	12.05%	14.69%	7.08%	-
S&P 500 Index	11.94%	14.65%	6.94%	-

Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Mixed-Asset Target Allocation Moderate Funds Average*	6.99%	7.00%	4.27%	-
Lipper Mixed-Asset Target Allocation Growth Funds Average*	7.02%	8.63%	4.62%	-
* The Fund is compared to the Lipper Mixed-Asset Target Allocation Moderate Funds category, although Lipper classifies the Fund in its Mixed-Asset Target Allocation Growth Funds category. The Lipper Mixed-Asset Target Allocation Moderate Funds category is utilized because the Fund’s manager believes that the funds included in this universe provide a more appropriate basis for Fund performance comparisons.
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Quantitative Management Associates LLC	Joel M. Kallman, MBA, CFA	Vice President	October 2007
		Peter Vaiciunas, MBA, CFA	Portfolio Manager	November 2016
16	PGIM Asset Allocation Funds

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
		Edward L. Campbell, MBA, CFA	Managing Director and Portfolio Manager	February 2018
		Ted Lockwood, MBA, MS*	Managing Director	March 2004
* Mr. Lockwood has announced his intention to retire during the third quarter of 2018.
BUYING AND SELLING FUND SHARES
	Class A**	Class C**	Class R**	Class Z**	Class R6†
Minimum initial investment*	$2,500	$2,500	None	Institutions: $5 million Group Retirement Plans: None	Institutions: $5 million Group Retirement Plans: None
Minimum subsequent investment*	$100	$100	None	None	None
* Class B shares are closed to new purchases except for exchanges from Class B shares of another fund. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Class B Shares” in the Prospectus for more information.
** Certain share classes were generally closed to investments by new group retirement plans effective on or about June 1, 2018.  Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to New Group Retirement Plans” in the Prospectus for more information.
†Formerly known as Class Q.
For Class A and Class C shares, the minimum initial investment for retirement accounts and custodial accounts for minors is $1,000 and the minimum subsequent investment is $100. For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class R6 shares and Class R shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to minimum investment and/or other requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class R Shares,” “—Qualifying for Class Z Shares,” and “—Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.
Visit our website at www.pgiminvestments.com	17

SUMMARY: GROWTH ALLOCATION FUND
INVESTMENT OBJECTIVE
The investment objective of the Fund is long-term capital appreciation.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 52 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 85 of the Fund's Prospectus and in Rights of Accumulation on page 83 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R6†
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00%	5.00%	1.00%	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None
Redemption fee	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15	None	None*	None
*Direct Transfer Agent accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
†Formerly known as Class Q.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R6(1)
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.75%	None	None
Other expenses(2)	0.37%	0.65%	0.41%	49.73%	1.03%	1.78%
Acquired Fund fees and expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Total annual Fund operating expenses	1.57%	2.55%	2.31%	51.38%	1.93%	2.68%
Fee waiver and/or expense reimbursement	(0.17)%	(0.40)%	(0.16)%	(49.73)%	(0.78)%	(1.53)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(3,4)	1.40%	2.15%	2.15%	1.65%	1.15%	1.15%
(1) Formerly known as Class Q.
(2) Other expenses are based on estimates.
(3) PGIM Investments LLC (PGIM Investments) has contractually agreed, through January 31, 2019, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares, 0.35% of average daily net assets for Class R6 shares, 0.85% of average daily net assets for Class R shares, and 0.35% of average daily net assets for Class Z shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2019 without the prior approval of the Fund’s Board of Directors.
(4) The distributor of the Fund has contractually agreed through January 31, 2019 to reduce its distribution and service (12b-1) fees for the Fund’s Class A shares to 0.25% of the average daily net assets of the Class A shares of the Fund. Additionally, the distributor of the Fund has contractually agreed through January 31, 2019 to reduce its distribution and service (12b-1) fees for the Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. These waivers may not be terminated prior to January 31, 2019 without the prior approval of the Fund’s Board of Directors.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your
18	PGIM Asset Allocation Funds

investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$685	$1,003	$1,343	$2,301	$685	$1,003	$1,343	$2,301
Class B	$718	$1,056	$1,420	$2,501	$218	$756	$1,320	$2,501
Class C	$318	$706	$1,221	$2,633	$218	$706	$1,221	$2,633
Class R	$168	$6,433	$8,235	$8,930	$168	$6,433	$8,235	$8,930
Class Z	$117	$530	$970	$2,191	$117	$530	$970	$2,191
Class R6†	$117	$687	$1,283	$2,899	$117	$687	$1,283	$2,899
† Formerly known as Class Q.
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund is one of three funds which comprise the PGIM Asset Allocation Funds. Each Fund is structured as a “fund of funds,” meaning that instead of buying individual securities directly, the Fund invests primarily in other mutual funds within the PGIM Funds family. These other funds are referred to as “Underlying Funds.” More detailed information appears in More Information About the Funds’ Investment Strategies, Investments and Risks in the Prospectus.
The Funds are designed for investors who want investment professionals to make their asset allocation decisions. Each Fund offers investors a means to manage their long-term investments in light of their personal investment goals and risk tolerance. By investing in the Underlying Funds, each Fund pursues its investment objective by investing indirectly in a mix of equity and fixed-income securities appropriate for a particular type of investor. Each Fund may serve as the cornerstone of a larger investment portfolio.
Under normal market conditions, each Fund's assets will be invested in various Underlying Funds within the allocation ranges described in the Prospectus. Each Fund may hold a portion of its assets in cash or cash equivalents for cash management purposes. These cash and cash equivalents are not included in the Fund's assets for purposes of determining allocations among Underlying Funds.
The Fund seeks to achieve its investment objective by investing primarily in Underlying Funds which invest in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest approximately 90% (which may range from 85% to 95%) of its total assets in Underlying Funds that invest primarily in a diversified portfolio of equity securities and the remainder in Underlying Funds that invest primarily in fixed-income securities ,which may include domestic and foreign equities of all market capitalization ranges, corporate bonds, foreign debt obligations, mortgage-related securities, high yield bonds, illiquid securities and derivatives. The investment subadviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Fund may be appropriate for investors seeking long-term capital growth with a significant tolerance for investment risk and market volatility. In addition, investors who already have a diversified portfolio may find this allocation suitable as an additional growth component.
Principal Risks. All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Visit our website at www.pgiminvestments.com	19

Affiliated Funds Risk. The Fund’s Manager serves as manager of the Underlying Funds. In addition, the Fund may invest in certain underlying funds for which the investment subadviser serves as subadviser. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Manager and investment subadviser fulfill their fiduciary duties to the Fund and the Underlying Funds. For example, the investment subadviser may have an incentive to allocate the Fund’s assets to those Underlying Funds for which the fees paid to the Manager or the investment subadviser are higher than the fees paid by other Underlying Funds for which the investment subadviser also serves as a subadviser. However, the Fund has adopted procedures to mitigate these concerns.
Asset Allocation Risk. The investment subadviser may allocate assets to an asset class that underperforms other classes. For example, the Fund may be overweighted in equities when the stock market is falling and the fixed-income market is rising. Likewise, the Fund may be overweighted in fixed-income securities when fixed-income markets are falling and the equity markets are rising.
Asset Class Variation Risk. The Underlying Funds invest principally in the securities constituting their asset class (i.e., equity and fixed income). However, under normal market conditions, an Underlying Fund may vary the percentage of assets in these securities (subject to any applicable regulatory requirements). Depending on the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund's assets invested in various Underlying Funds, the Fund's actual exposure to the securities in a particular asset class may vary substantially from the allocation to that asset class.
Derivatives Risk. Certain Underlying Funds may invest in derivatives. Using derivatives can increase Underlying Fund losses and reduce opportunities for gains when market prices, interest rates, currency rates or the derivatives themselves behave in a way not anticipated by the Underlying Fund. Using derivatives also can have a leveraging effect and increase Underlying Fund volatility. An Underlying Fund can lose more than the amount it invests in a derivative. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Underlying Fund. Use of derivatives may have different tax consequences for the Underlying Fund than an investment in the underlying instrument, and such differences may affect the amount, timing and character of income distributed to shareholders.
Recent legislation both in the United States and in Europe calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. Additional regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
Equity Securities Risk. The price of a particular stock owned by an Underlying Fund could go down, or the value of the equity markets or a sector of them could go down and you could lose money. Stock markets are volatile. Generally, the stock prices of large companies are more stable than the stock prices of small companies, but this is not always the case. The Underlying Funds’ equity holdings can vary significantly from broad market indexes, and their performance can deviate from the performance of those indexes.
Foreign Market Risk. Foreign markets often are more volatile than US markets and generally are not subject to regulatory requirements comparable to those placed on US issuers. Changes in currency exchange rates can reduce or increase market performance. In addition to the general risks of investing in foreign securities, to the extent that an Underlying Fund invests in securities of emerging markets, an Underlying Fund may be exposed to a greater risk of potential turmoil, rapid changes in economic conditions or other risks.
Fund of Funds Risk. The value of an investment in the Fund will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing
20	PGIM Asset Allocation Funds

in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.
Fund Rebalancing Risk. Underlying Funds may experience relatively large redemptions or investments due to a rebalancing of the Fund's investments. In such event, an Underlying Fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an Underlying Fund, increase the Underlying Fund's expenses or result in the Underlying Fund becoming too small to be economically viable. Rebalancing may also adversely affect an Underlying Fund's performance and thus the Fund's performance. The impact of rebalancing is likely to be greater when the Fund purchases, redeems or invests in a substantial portion of an Underlying Fund.
The investment subadviser will seek to cooperate with the investment subadvisers of the Underlying Funds to minimize any adverse impact on the Underlying Funds. The investment subadvisers of the Underlying Funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the Underlying Funds and consistent with their obligations to the Underlying Funds. Such actions may delay the rebalancing of the Fund's investments in the event of significant market or other events that may require more rapid action.
Investment Style Risk. Investment style risk is the risk that a particular style utilized by an Underlying Fund may be out of favor for a period of time.
Liquidity Risk. Certain Underlying Funds may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by an Underlying Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Underlying Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Underlying Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Underlying Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Market Capitalization Risk. Certain Underlying Funds may invest in stocks of small- and medium-size companies which may present above-average risks. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies. In exchange for potentially lower risks of investing in large capitalization companies, such investments may not rise as much in value as the value of investments in smaller-capitalized companies.
Non-Diversified Status. The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain requirements that a “diversified” mutual fund is required to meet under federal law. Unlike “diversified” funds, the Fund may invest its assets in the securities of an individual issuer, in this case any Underlying Fund, without limiting such investments within prescribed percentages pursuant to federal law. Thus, the Fund's assets may be concentrated in fewer securities than those of other funds. Therefore, a decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.
Two Underlying Funds, PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund, are also non-diversified. This means that they may invest a larger percentage of their assets in a smaller number of issuers than a diversified fund. To the extent an Underlying Fund invests its assets in a small number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund are also more susceptible to market and other events affecting the particular industry sectors in which they invest and therefore involve more risk than Underlying Funds that do not concentrate their assets in a particular industry sector.
Visit our website at www.pgiminvestments.com	21

Portfolio Turnover Risk. The Fund does not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, however, certain Underlying Funds have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund's, and, therefore, the Fund's, performance and can have adverse tax consequences.
Short Sale Risk. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, which may be substantial.
Market Events. Events in the financial markets have resulted in, and may continue to result in, an unusually high degree of volatility, both in non-US and US markets.  This market volatility, in addition to reduced liquidity in credit and fixed income markets, may adversely affect issuers worldwide.  Furthermore, the impact of policy and legislative changes in the US and other countries may not be fully known for some time.  This environment could make identifying investment risks and opportunities especially difficult for the subadvisers of the Underlying Funds.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Underlying Fund securities can increase expenses.
Performance. The following bar chart shows the Fund's performance for Class A shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the average annual returns of each of the Fund’s share classes and also compares the Fund’s performance with the average annual total returns of an index or other benchmark and a group of similar mutual funds. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.

Best Quarter:		Worst Quarter:
19.66%	2nd Quarter 2009	-22.07%	4th Quarter 2008

1These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too. The total return for Class A shares from January 1, 2017 to September 30, 2017 was 14.96%.
Average Annual Total Returns % (including sales charges) (as of 12-31-16)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class B shares	1.82%	8.16%	3.27%	-
Class C shares	5.88%	8.31%	3.28%	-
Class R shares	7.48%	8.86%	N/A	3.80% (1/12/2007)
Class Z shares	7.91%	9.38%	4.30%	-
Class R6 shares†*	N/A	N/A	N/A	N/A

Class A Shares % (including sales charges)
Return Before Taxes	1.76%	7.89%	3.47%	-
22	PGIM Asset Allocation Funds

Class A Shares % (including sales charges)
Return After Taxes on Distributions	0.39%	6.88%	2.82%	-
Return After Taxes on Distribution and Sale of Fund Shares	1.35%	6.08%	2.63%	-
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
† Formerly known as Class Q.
*Average annual total returns are not shown for Class R6 shares, because Class R6 shares are new. Performance for Class R6 shares will be included after Class R6 shares have been in existence for a full calendar year.
Index % (reflects no deduction for fees, expenses or taxes)
Growth Customized Blend Index	9.27%	10.76%	5.16%	-
Russell 1000 Index	12.05%	14.69%	7.08%	-
S&P 500 Index	11.94%	14.65%	6.94%	-

Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average	7.25%	9.81%	3.87%	-
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Quantitative Management Associates LLC	Joel M. Kallman, MBA, CFA	Vice President	October 2007
		Peter Vaiciunas, MBA, CFA	Portfolio Manager	November 2016
		Edward L. Campbell, MBA, CFA	Managing Director and Portfolio Manager	February 2018
		Ted Lockwood, MBA, MS*	Managing Director	March 2004
* Mr. Lockwood has announced his intention to retire during the third quarter of 2018.
BUYING AND SELLING FUND SHARES
	Class A**	Class C**	Class R**	Class Z**	Class R6†
Minimum initial investment*	$2,500	$2,500	None	Institutions: $5 million Group Retirement Plans: None	Institutions: $5 million Group Retirement Plans: None
Minimum subsequent investment*	$100	$100	None	None	None
* Class B shares are closed to new purchases except for exchanges from Class B shares of another fund. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Class B Shares” in the Prospectus for more information.
** Certain share classes were generally closed to investments by new group retirement plans effective on or about June 1, 2018.  Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to New Group Retirement Plans” in the Prospectus for more information.
†Formerly known as Class Q.
For Class A and Class C shares, the minimum initial investment for retirement accounts and custodial accounts for minors is $1,000 and the minimum subsequent investment is $100. For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class R6 shares and Class R shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to minimum investment and/or other requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class R Shares,” “—Qualifying for Class Z Shares,” and “—Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
Visit our website at www.pgiminvestments.com	23

TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.
24	PGIM Asset Allocation Funds

MORE INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES, INVESTMENTS AND RISKS
THE FUND OF FUNDS STRUCTURE
How Do the “Funds of Funds” Work?
As funds of funds, the Funds invest in Class R6 shares of the Underlying Funds, all of which are other mutual funds in the PGIM Funds family. If an Underlying Fund does not offer Class R6 shares, then the Funds will invest in Class Z shares of the Underlying Fund. Each Fund will invest in a different blend of Underlying Funds in accordance with its specific investment objective.
Because the assets of each Fund are invested in Underlying Funds, each Fund's investment performance is directly related to the investment performance of the Underlying Funds in which it invests. A Fund's ability to meet its investment objective will depend, in part, on the extent to which the Underlying Funds realize their investment objectives. The degree to which a Fund can achieve its objective will also depend on whether the investment subadviser’s allocations to the various asset classes through allocation among the Underlying Funds prove successful. Also, through their investments in Underlying Funds, the Funds will bear the same types of investment risks that apply to the Underlying Funds. The degree to which a Fund is subject to investment risks will depend on the amount of the Fund's assets invested in particular Underlying Funds. For more information about these risks, see Principal Risks in the Summary and Risks of Investing in the Funds in this section.
While there is no assurance that a Fund's allocations among Underlying Funds will provide the most favorable returns to investors, it is expected that each Fund's performance will be less volatile than the performance of funds that concentrate their investments in one asset class.
An Underlying Fund may invest in the same security or investment as another Underlying Fund. Therefore, as a Fund shareholder you may end up indirectly exposed to the same security or investment held by different Underlying Funds.
Fund Fees and Expenses. As a Fund shareholder, you do not have to pay any additional sales charges or ongoing distribution fees as part of the fund of funds structure. This is because the Funds invest in Class R6 shares of the Underlying Funds (or Class Z shares, for Underlying Funds which do not offer Class R6), which do not bear those charges and fees. While there are no duplicative sales charges or distribution fees, you will bear a proportionate share of certain expenses of the Underlying Funds, in addition to the expenses of the Fund you own, such as advisory fees, fees for custodian services, Directors' fees, legal and accounting services and transfer agency services.
We will make every effort to avoid duplicative expenses where possible. An investor can avoid any duplicative expenses by investing directly in the Underlying Funds instead of a Fund. As a result of some fees being incurred by the Funds and the Underlying Funds, some of the expenses you bear as an investor in a Fund will be higher than if you invested directly in the Underlying Funds. You should consider whether any greater expense is offset by the Funds' asset allocation structure, which allows you to hold a broad array of investments while owning shares of a single mutual fund. The indirect expenses of the Funds will fluctuate over time due to fluctuations in expenses incurred by the Underlying Funds, and fluctuations in the asset allocation of the assets of the Funds among the Underlying Funds. For more information about each Fund's expenses, see Fund Fees and Expenses in each Fund’s Summary.
How Are the Funds Managed?
The Manager (PGIM Investments LLC) believes that its asset allocation strategy and the fund of funds approach will enhance the performance of the Funds and minimize their volatility. First, the Manager has identified a group of funds in the PGIM Funds family that the Funds may invest in. We refer to these funds as “Underlying Funds.” This allows portions of each Fund's assets to be invested in specific Underlying Funds that focus on a particular type and style of investing, and the Manager believes that the combinations will result in Funds with varying degrees of risk.
Secondly, the Manager believes that, at any given time, certain investment types and styles will generate higher returns than others. Accordingly, the Manager believes that investing in a variety of investment types and styles through the Underlying Funds will reduce each Fund's volatility relative to the price movements of a single asset class. The investment subadviser monitors the strategy and performance of each Underlying Fund and allocates the Funds' assets among them within each Fund's stated ranges. For more information about these ranges, see “Target Ranges for Underlying Funds” below.
Underlying Funds
Each Underlying Fund has its own investment objectives and principal strategies. Except for each Underlying Fund's fundamental policies, each Underlying Fund may change its principal strategies without shareholder approval to the extent consistent with the Underlying Fund's objectives. The Underlying Funds' fundamental policies may be changed only with approval of their respective shareholders. For a description of the principal strategies of the Underlying Funds, please see the Prospectus of each Underlying Fund, which is available free of charge by telephoning (800) 225-1852.
TARGET RANGES FOR UNDERLYING FUNDS
The tables in this subsection identify the Underlying Funds that the Funds currently contemplate investing in, along with each Underlying Fund's primary investment type or style and the investment allocation ranges for the Underlying Funds that the Funds are targeting.
In response to market developments, the investment subadviser may rebalance the allocation of the Funds' assets among existing Underlying Funds or may add or eliminate funds from the list of Underlying Funds in accordance with each Fund's investment objective and the policies described below. The investment subadviser also may vary the allocation ranges for each Underlying Fund of a Fund at any time if the investment subadviser believes that doing so will better enable the Fund to pursue its investment objective.
Conservative Allocation Fund
The Fund's investment objective is current income and a reasonable level of capital appreciation. The Conservative Allocation Fund seeks to achieve its investment objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed-income and equity securities. The Fund under normal circumstances will invest approximately 60% (which may range from 55% to 65%) of its total assets in Underlying Funds that invest primarily in fixed-income securities and the remainder of the Fund's total assets in Underlying Funds that invest primarily in equity securities. The investment subadviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Fund may be appropriate for investors who need to draw income from investments while obtaining a measure of long-term capital growth to offset the risk of inflation. The Fund's focus on bonds for greater stability of principal also may make it suitable for conservative investors seeking income and modest growth and those concerned about market volatility.
Conservative Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
PGIM Government Income Fund	High current return	0-30%	Fixed-Income	US Government securities
PGIM High Yield Fund	Current income, and capital appreciation as a secondary objective	0-20%	Fixed-Income	High yield debt, including junk bond and emerging market debt
PGIM Short-Term Corporate Bond Fund	High current income consistent with preservation of principal	0-35%	Fixed-Income	Short duration investment-grade debt instruments
PGIM Total Return Bond Fund	Total return	0-20%	Fixed-Income	Multi-sector debt instruments
PGIM QMA International Equity Fund	Long-term growth of capital	0-20%	Equities	Growth and value oriented, focusing on large-cap foreign stocks
PGIM Jennison Growth Fund	Long-term growth of capital	0-20%	Equities	Growth-oriented, focusing on large-cap US stocks
PGIM Jennison Equity Opportunity Fund	Long-term growth of capital	0-20%	Equities	Value-oriented, focusing on multi-cap stocks
PGIM Jennison 20/20 Focus Fund	Long-term growth of capital	0-20%	Equities	Growth and value-oriented, focusing on large-cap stocks

Conservative Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
PGIM Jennison Mid-Cap Growth Fund	Long-term capital appreciation	0-20%	Equities	Growth-oriented, focusing on mid-cap and small-cap US stocks
PGIM Jennison Value Fund	Capital appreciation	0-20%	Equities	Value-oriented, focusing on large-cap stocks
PGIM QMA Large-Cap Core Equity Fund	Long-term growth of capital	0-20%	Equities	Growth and value, focusing on large-cap stocks
PGIM Global Real Estate Fund	Capital appreciation and income	0-20%	Equities	Equity-related securities of real estate companies, principally real estate investment trusts (REITs)
PGIM Jennison Natural Resources Fund	Long-term growth of capital	0-20%	Equities	Equity-related securities of natural resource companies and asset-based securities, the value of which are related to the market value of a natural resource
PGIM QMA Mid-Cap Value Fund	Capital growth	0-20%	Equities	Medium capitalization companies (i.e., companies with equity market capitalizations that fall within the range of the Russell Midcap Index)
PGIM QMA Long-Short Equity Fund	Long-term capital appreciation	0-20%	Equities	The Fund will employ a “long-short” strategy, utilizing both long and short positions in equities and equity-related securities. A long position arises where the Fund holds a security in its portfolio, and a short position arises where the Fund sells a security it does not own by delivery of a borrowed security.
PGIM Jennison Small Company Fund	Capital growth	0-20%	Equities	The Fund normally invests at least 80% of its investable assets in equity and equity-related securities of small (i.e., companies with market capitalizations less than the largest market capitalization found in the Russell 2500 Index), less well-known companies that the investment subadviser believes are relatively undervalued. The investment subadviser looks for stocks of smaller, less well-known companies in a variety of different industries and sectors that it believes have attractive valuations, and should experience superior earnings growth on an intermediate term basis.

Conservative Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
PGIM QMA Small-Cap Value Fund	Seeks above-average capital appreciation	0-20%	Equities	The Fund normally invests at least 80% of its investable assets in equity and equity-related securities of small-cap companies (i.e., companies with market capitalizations within the market cap range of companies included in the Russell 2000 Index or the Standard & Poor’s SmallCap 600 Index), measured at the time of purchase. The Fund invests in a diversified portfolio of small-cap company stocks that the subadviser believes are attractively priced when evaluated using quantitative measures such as price-to-earnings, price-to-cash flow, and price-to-book ratios.
PGIM Absolute Return Bond Fund	Seeks positive returns over the long term, regardless of market conditions	0-20%	Fixed-Income	The Fund has a flexible investment strategy and will invest in a variety of securities and instruments. The Fund will also use a variety of investment techniques in pursuing its investment objective, which may include managing duration, credit quality, yield curve positioning and currency exposure, as well as sector and security selection. Under normal market conditions, the Fund will invest at least 80% of its investable assets in debt securities and/or investments that provide exposure to bonds.
PGIM Floating Rate Income Fund	Seeks to maximize current income	0-20%	Fixed-Income	Under normal market conditions, the Fund will invest at least 80% of its investable assets in floating rate loans and other floating rate debt securities.
PGIM Emerging Markets Debt Local Currency Fund	Total return, through a combination of current income and capital appreciation	0-20%	Fixed-Income	The Fund will seek to achieve its investment objective by investing under normal circumstances at least 80% of its investable assets in currencies of, and fixed-income instruments denominated in local currencies of, emerging market countries.
PGIM QMA Strategic Value Fund	Long-term growth of capital	0-20%	Equities	The Fund seeks investments whose value will increase over several years. The Fund may invest in common stocks of companies of every size, including small, medium and large capitalization companies, although the Fund currently intends to mostly invest in large capitalization companies. The Fund invests at least 80% of its assets in equity and equity-related securities.
PGIM Jennison International Opportunities Fund	Long-term growth of capital	0-35%	Equities	Growth-oriented, focusing on equity and equity-related securities of non-US companies located in various countries outside the US, including non-US issuers located in emerging markets.
PGIM Short Duration Multi-Sector Bond Fund	Total return	0-35%	Fixed-Income	The Fund invests, under normal circumstances, at least 80% of its investable assets in fixed-income instruments with varying maturities.

The Fund will normally invest approximately 60% of its total assets in Underlying Funds that invest primarily in debt obligations of varying credit quality, including securities issued or guaranteed by the US Government and its agencies, and debt obligations issued by US companies, foreign companies and foreign governments and their agencies. The Underlying Funds may invest in mortgage-related securities issued or guaranteed by US Government entities and in privately-issued mortgage-related securities (not issued or guaranteed by the US Government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. The Underlying Funds may also invest in asset-backed securities. The debt obligations held by an Underlying Fund in which the Fund invests will have varying average maturities and average duration, depending on the investment strategies of particular Underlying Funds. Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years—the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price.
The Fund may invest up to 20% of its total assets in Underlying Funds that invest in high-yield debt obligations—also known as “junk bonds,” including securities rated below B by S&P Global Ratings (S&P), Moody's Investors Service, Inc. (Moody's) or another major rating service, and unrated debt obligations that the respective Underlying Fund's subadviser believes are comparable in quality. In the event that a security receives different ratings from different nationally recognized statistical rating organizations (NRSROs), the Underlying Fund will treat the security as being rated in the highest rating category received from an NRSRO.
The Fund may also invest up to 25% of its total assets in Underlying Funds that invest in non-US dollar denominated foreign debt obligations, including up to 10% of its total assets in Underlying Funds that invest in debt obligations of issuers in emerging markets.
The Fund will normally invest approximately 40% of its total assets in Underlying Funds that invest primarily in common stocks of US and foreign companies of all market capitalization ranges. The Fund may invest up to 20% of its total assets in Underlying Funds that invest in non-US dollar-denominated stocks of foreign companies, including companies in emerging markets. “Foreign” securities are those debt obligations or stocks of foreign companies that are denominated in foreign currencies (including the euro). Therefore, the limitations described above on the amount of the Fund's total assets that may be invested in Underlying Funds that invest in foreign debt obligations and stocks of foreign companies do not apply to US dollar-denominated foreign debt obligations or stocks.
Moderate Allocation Fund
The Fund's investment objective is capital appreciation and a reasonable level of current income. This means that the Fund seeks investments that will increase in value and investments that will pay income. The Fund seeks to achieve its objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed-income and equity securities. Under normal circumstances, the Fund will invest approximately 65% (which may range from 60% to 70%) of its total assets in Underlying Funds that invest in a diversified portfolio of equity securities with the remainder invested in Underlying Funds that invest in fixed-income securities. The investment subadviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the allocation to each asset class.
Moderate Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
PGIM Jennison Growth Fund	Long-term growth of capital	0-30%	Equities	Growth-oriented, focusing on large-cap US stocks
PGIM Jennison Equity Opportunity Fund	Long-term growth of capital	0-20%	Equities	Value-oriented, focusing on multi-cap stocks
PGIM QMA International Equity Fund	Long-term growth of capital	0-30%	Equities	Growth and value-oriented, focusing on large-cap foreign stocks
PGIM Jennison 20/20 Focus Fund	Long-term growth of capital	0-20%	Equities	Growth and value-oriented, focusing on large-cap stocks

Moderate Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
PGIM Jennison Mid-Cap Growth Fund	Long-term capital appreciation	0-20%	Equities	Growth-oriented, focusing on mid-cap and small-cap US stocks
PGIM Jennison Value Fund	Capital appreciation	0-20%	Equities	Value-oriented, focusing on large-cap stocks
PGIM QMA Large-Cap Core Equity Fund	Long-term growth of capital	0-20%	Equities	Growth and value, focusing on large-cap stocks
PGIM Government Income Fund	High current return	0-30%	Fixed-Income	US Government securities
PGIM High Yield Fund	Current income, and capital appreciation as a secondary objective	0-20%	Fixed-Income	High yield debt, including junk bond and emerging market debt
PGIM Short-Term Corporate Bond Fund	High current income consistent with preservation of principal	0-20%	Fixed-Income	Short duration investment-grade debt instruments
PGIM Total Return Bond Fund	Total return	0-20%	Fixed-Income	Multi-sector debt instruments
PGIM Global Real Estate Fund	Capital appreciation and income	0-20%	Equities	Equity-related securities of real estate companies, principally real estate investment trusts (REITs)
PGIM Jennison Natural Resources Fund	Long-term growth of capital	0-20%	Equities	Equity-related securities of natural resource companies and asset-based securities, the value of which are related to the market value of a natural resource
PGIM QMA Mid-Cap Value Fund	Capital growth	0-20%	Equities	Medium capitalization companies (i.e., companies with equity market capitalizations that fall within the range of the Russell Midcap Index)
PGIM QMA Long-Short Equity Fund	Long-term capital appreciation	0-20%	Equities	The Fund will employ a “long-short” strategy, utilizing both long and short positions in equities and equity-related securities. A long position arises where the Fund holds a security in its portfolio, and a short position arises where the Fund sells a security it does not own by delivery of a borrowed security.
PGIM Jennison Small Company Fund	Capital growth	0-20%	Equities	The Fund normally invests at least 80% of its investable assets in equity and equity-related securities of small (i.e., companies with market capitalizations less than the largest market capitalization found in the Russell 2500 Index), less well-known companies that the investment subadviser believes are relatively undervalued. The investment subadviser looks for stocks of smaller, less well-known companies in a variety of different industries and sectors that it believes have attractive valuations, and should experience superior earnings growth on an intermediate term basis.

Moderate Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
PGIM QMA Small-Cap Value Fund	Seeks above-average capital appreciation	0-20%	Equities	The Fund normally invests at least 80% of its investable assets in equity and equity-related securities of small-cap companies (i.e., companies with market capitalizations within the market cap range of companies included in the Russell 2000 Index or the Standard & Poor’s SmallCap 600 Index), measured at the time of purchase. The Fund invests in a diversified portfolio of small-cap company stocks that the subadviser believes are attractively priced when evaluated using quantitative measures such as price-to-earnings, price-to-cash flow, and price-to-book ratios.
PGIM Absolute Return Bond Fund	Seeks positive returns over the long term, regardless of market conditions	0-20%	Fixed-Income	The Fund has a flexible investment strategy and will invest in a variety of securities and instruments. The Fund will also use a variety of investment techniques in pursuing its investment objective, which may include managing duration, credit quality, yield curve positioning and currency exposure, as well as sector and security selection. Under normal market conditions, the Fund will invest at least 80% of its investable assets in debt securities and/or investments that provide exposure to bonds.
PGIM Floating Rate Income Fund	Seeks to maximize current income	0-20%	Fixed-Income	Under normal market conditions, the Fund will invest at least 80% of its investable assets in floating rate loans and other floating rate debt securities.
PGIM Emerging Markets Debt Local Currency Fund	Total return, through a combination of current income and capital appreciation	0-20%	Fixed-Income	The Fund will seek to achieve its investment objective by investing under normal circumstances at least 80% of its investable assets in currencies of, and fixed-income instruments denominated in local currencies of, emerging market countries.
PGIM QMA Strategic Value Fund	Long-term growth of capital	0-20%	Equities	The Fund seeks investments whose value will increase over several years. The Fund may invest in common stocks of companies of every size, including small, medium and large capitalization companies, although the Fund currently intends to mostly invest in large capitalization companies. The Fund invests at least 80% of its assets in equity and equity-related securities.
PGIM Jennison International Opportunities Fund	Long-term growth of capital	0-35%	Equities	Growth-oriented, focusing on equity and equity-related securities of non-US companies located in various countries outside the US, including non-US issuers located in emerging markets.
PGIM Short Duration Multi-Sector Bond Fund	Total return	0-35%	Fixed-Income	The Fund invests, under normal circumstances, at least 80% of its investable assets in fixed-income instruments with varying maturities.

The Fund will normally invest approximately 65% of its total assets in Underlying Funds that invest primarily in common stocks of US and foreign companies of all market capitalization ranges. The Fund may invest up to 30% of its total assets in Underlying Funds that invest in non-US dollar-denominated stocks of foreign companies, including companies in emerging markets. “Foreign” securities are those debt obligations or stocks of foreign companies that are denominated in foreign currencies (including the euro). Therefore, the limitations described above on the amount of the Fund's total assets that may be invested in Underlying Funds which invest in foreign debt obligations and stocks of foreign companies do not apply to US dollar-denominated foreign debt obligations or stocks.
The Fund will normally invest approximately 35% of its total assets in Underlying Funds that invest primarily in debt obligations of varying credit quality, including securities issued or guaranteed by the US Government and its agencies, and debt obligations issued by US companies, foreign companies and foreign governments and their agencies. Underlying Funds may invest in mortgage-related securities issued or guaranteed by US Government entities and in privately issued, mortgage-related securities (not issued or guaranteed by the US Government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. The Underlying Funds may also invest in asset-backed securities. The debt obligations held by an Underlying Fund will have varying average maturities and average duration ranges, depending on the investment strategies of particular Underlying Funds. Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond’s (or a bond portfolio’s) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years—the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond’s (or the bond portfolio’s) price.
The Fund may invest up to 20% of its total assets in Underlying Funds that invest in high-yield debt obligations—also known as “junk bonds,” including securities rated below B by S&P, Moody's or another major rating service, and unrated debt obligations that the respective Underlying Fund's subadviser believes are comparable in quality. In the event that a security receives different ratings from different nationally recognized statistical rating organizations (NRSROs), the Underlying Fund will treat the security as being rated in the highest rating category received from an NRSRO.
The Fund may also invest up to 25% of its total assets in Underlying Funds that invest in non-US dollar-denominated foreign debt obligations, including up to 10% of its total assets in Underlying Funds that invest in debt obligations of issuers in emerging markets.
Growth Allocation Fund
The Fund's investment objective is long-term capital appreciation. This means that the Fund seeks investments that will increase in value. The Fund seeks to achieve its objective by investing approximately 90% (which may range from 85% to 95%) of its total assets in Underlying Funds that invest in a diversified portfolio of equity securities. The Fund's remaining assets are invested in Underlying Funds that invest in fixed-income securities. The investment subadviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the allocation to each asset class.
Growth Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
PGIM Jennison Growth Fund	Long-term growth of capital	0-30%	Equities	Growth-oriented, focusing on large-cap US stocks
PGIM Jennison Equity Opportunity Fund	Long-term growth of capital	0-20%	Equities	Value-oriented, focusing on multi-cap stocks
PGIM QMA International Equity Fund	Long-term growth of capital	0-35%	Equities	Growth and value oriented, focusing on large-cap foreign stocks
PGIM Jennison 20/20 Focus Fund	Long-term growth of capital	0-20%	Equities	Growth and value-oriented, focusing on large-cap stocks
PGIM Jennison Mid-Cap Growth Fund	Long-term capital appreciation	0-20%	Equities	Growth-oriented, focusing on mid-cap and small-cap US stocks

Growth Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
PGIM Jennison Value Fund	Capital appreciation	0-20%	Equities	Value-oriented, focusing on large-cap stocks
PGIM Total Return Bond Fund	Total Return	0-20%	Fixed-Income	Multi-sector debt instruments
PGIM Global Real Estate Fund	Capital appreciation and income	0-20%	Equities	Equity-related securities of real estate companies, principally real estate investment trusts (REITs)
PGIM Jennison Natural Resources Fund	Long-term growth of capital	0-20%	Equities	Equity-related securities of natural resource companies and asset-based securities, the value of which are related to the market value of a natural resource
PGIM QMA Mid-Cap Value Fund	Capital growth	0-20%	Equities	Medium capitalization companies (i.e., companies with equity market capitalizations that fall within the range of the Russell Midcap Index)
PGIM QMA Large-Cap Core Equity Fund	Long-term growth of capital	0-20%	Equities	Growth and value, focusing on large-cap stocks
PGIM QMA Long-Short Equity Fund	Long-term capital appreciation	0-20%	Equities	The Fund will employ a “long-short” strategy, utilizing both long and short positions in equities and equity-related securities. A long position arises where the Fund holds a security in its portfolio, and a short position arises where the Fund sells a security it does not own by delivery of a borrowed security.
PGIM Jennison Small Company Fund	Capital growth	0-20%	Equities	The Fund normally invests at least 80% of its investable assets in equity and equity-related securities of small (i.e., companies with market capitalizations less than the largest market capitalization found in the Russell 2500 Index), less well-known companies that the investment subadviser believes are relatively undervalued. The investment subadviser looks for stocks of smaller, less well-known companies in a variety of different industries and sectors that it believes have attractive valuations, and should experience superior earnings growth on an intermediate term basis.
PGIM QMA Small-Cap Value Fund	Seeks above-average capital appreciation	0-20%	Equities	The Fund normally invests at least 80% of its investable assets in equity and equity-related securities of small-cap companies (i.e., companies with market capitalizations within the market cap range of companies included in the Russell 2000 Index or the Standard & Poor’s SmallCap 600 Index), measured at the time of purchase. The Fund invests in a diversified portfolio of small-cap company stocks that the subadviser believes are attractively priced when evaluated using quantitative measures such as price-to-earnings, price-to-cash flow, and price-to-book ratios.

Growth Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
PGIM High Yield Fund	Current income, and capital appreciation as a secondary objective	0-20%	Fixed-Income	The Fund invests, under normal circumstances, at least 80% of the Fund’s investable assets in a diversified portfolio of high yield fixed-income instruments rated Ba or lower by Moody’s Investors Service (Moody’s) or BB or lower by S&P Global Ratings (S&P), and instruments either rated by another major rating service or considered by the subadviser to be of comparable quality, that is, junk bonds.
PGIM Government Income Fund	High current return	0-30%	Fixed-Income	The Fund invests, under normal circumstances, at least 80% of its investable assets in US Government securities, including US Treasury bills, notes, bonds, strips and other debt securities issued by the US Treasury, and obligations, including mortgage-related securities, issued or guaranteed by US Government agencies or instrumentalities.
PGIM Short-Term Corporate Bond Fund	High current income consistent with the preservation of principal.	0-20%	Fixed-Income	The Fund invests, under normal circumstances, at least 80% of its investable assets in bonds of corporations with varying maturities.
PGIM Absolute Return Bond Fund	Seeks positive returns over the long term, regardless of market conditions	0-20%	Fixed-Income	The Fund has a flexible investment strategy and will invest in a variety of securities and instruments. The Fund will also use a variety of investment techniques in pursuing its investment objective, which may include managing duration, credit quality, yield curve positioning and currency exposure, as well as sector and security selection. Under normal market conditions, the Fund will invest at least 80% of its investable assets in debt securities and/or investments that provide exposure to bonds.
PGIM Floating Rate Income Fund	Seeks to maximize current income	0-20%	Fixed-Income	Under normal market conditions, the Fund will invest at least 80% of its investable assets in floating rate loans and other floating rate debt securities.
PGIM Emerging Markets Debt Local Currency Fund	Total return, through a combination of current income and capital appreciation	0-20%	Fixed-Income	The Fund will seek to achieve its investment objective by investing under normal circumstances at least 80% of its investable assets in currencies of, and fixed-income instruments denominated in local currencies of, emerging market countries.
PGIM QMA Strategic Value Fund	Long-term growth of capital	0-20%	Equities	The Fund seeks investments whose value will increase over several years. The Fund may invest in common stocks of companies of every size, including small, medium and large capitalization companies, although the Fund currently intends to mostly invest in large capitalization companies. The Fund invests at least 80% of its assets in equity and equity-related securities.

Growth Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
PGIM Jennison International Opportunities Fund	Long-term growth of capital	0-35%	Equities	Growth-oriented, focusing on equity and equity-related securities of non-US companies located in various countries outside the US, including non-US issuers located in emerging markets.
PGIM Short Duration Multi-Sector Bond Fund	Total return	0-35%	Fixed-Income	The Fund invests, under normal circumstances, at least 80% of its investable assets in fixed-income instruments with varying maturities.
The Fund will normally invest approximately 90% of its total assets in Underlying Funds that invest primarily in common stocks of US and foreign companies of all market capitalization ranges. The Fund may invest the remainder of its assets in Underlying Funds that invest primarily in fixed-income securities. The Fund may invest approximately 35% of its total assets in Underlying Funds that invest in non-US dollar-denominated stocks of foreign companies, including companies in emerging markets. “Foreign” securities are those stocks of foreign companies that are denominated in foreign currencies (including the euro). Therefore, the limitation described above on the amount of the Fund's total assets that may be invested in Underlying Funds that invest in the stocks of foreign companies does not apply to US dollar-denominated foreign stocks.
INVESTMENTS AND INVESTMENT STRATEGIES
The Funds pursue their investment objectives by normally investing primarily in Underlying Funds, which invest in equity and equity-related securities, debt securities and money market instruments. Each Fund invests in Underlying Funds in accordance with its specific objective and risk/reward profile. The Funds' investments may be shifted among the Underlying Funds in order to maximize the Funds' total return within the scope of their respective investment objectives. The following discussion of the Funds' investment policies and strategies assumes that each Fund will invest in securities exclusively by purchasing shares of the Underlying Funds, except for certain US Government securities and money market instruments.
Conservative Allocation Fund
The Fund's investment objective is current income and a reasonable level of capital appreciation. This means that the Fund seeks investments that will pay income and investments that will increase in value. The Fund seeks to achieve its objective by investing primarily in Underlying Funds which invest in a diversified portfolio of fixed-income and equity securities.
Moderate Allocation Fund
The Fund's investment objective is capital appreciation and a reasonable level of current income. This means that the Fund seeks investments that will increase in value and investments that will pay income. The Fund seeks to achieve its objective by investing primarily in Underlying Funds which invest in a diversified portfolio of equity and fixed-income securities.
Growth Allocation Fund
The Fund's investment objective is long-term capital appreciation. This means that the Fund seeks investments that will increase in value. The Fund seeks to achieve its objective by investing primarily in Underlying Funds which invest in a diversified portfolio of equity securities.
Equity and Equity-Related Securities
Each Fund may invest in Underlying Funds that invest in equity and equity-related securities. In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs); and

similar securities. Convertible securities are securities—like bonds, corporate notes and preferred stocks—that can be converted into the company's common stock or some other equity security. The Underlying Funds may buy equity and equity-related securities of companies of every size—small, medium and large capitalization.
Fixed-Income Securities
Certain Underlying Funds may invest in debt obligations, including corporate and non-corporate obligations, such as US Government securities. The debt obligations held by an Underlying Fund will have varying average maturities and average durations. Lower-rated debt obligations—also known as “junk bonds”—have a higher risk of default and tend to be less liquid and more volatile than higher-rated obligations. An Underlying Fund’s subadviser also may invest in obligations that are not rated, but that the Underlying Fund’s subadviser believes are of comparable quality to these lower-rated obligations.
Money Market Instruments
The Funds, either directly or through an Underlying Fund, may invest in money market instruments, which include the commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the US Government or its agencies or instrumentalities, repurchase agreements and cash (foreign currencies or US dollars). Generally, money market instruments provide a fixed rate of return, but provide less opportunity for capital appreciation than stocks.
US Government Securities
The Funds, either directly or through an Underlying Fund, may invest in securities issued or guaranteed by the US Government or by an agency or instrumentality of the US Government. Not all US Government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency, depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.
Foreign Securities
Some Underlying Funds invest in foreign equity securities or in fixed-income securities of foreign issuers. For purposes of investment limitations of the Funds and the Underlying Funds, ADRs and other similar receipts or shares traded in US markets are not considered foreign securities. Investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries.
Mortgage-Related Securities
The Funds may invest in Underlying Funds that invest in mortgage-related securities issued or guaranteed by US governmental entities or private entities and in collateralized mortgage obligations (CMOs) issued by private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities include CMOs, multi-class pass-through securities and stripped mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by US governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by US governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

Asset-Backed Securities
The Funds may invest in Underlying Funds that invest in asset-backed debt securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Unlike most corporate bonds, which are usually unsecured, most asset-backed securities are secured by collateral, or collateralized, which provides for more predictable cash flows and more protection against event-risk downgrades. However, to the extent a borrower fails to make timely repayments on the underlying loans when due or prepayments on underlying assets accelerate due to declines in interest rates, the Underlying Fund, and, therefore, a Fund, could suffer a loss on its investment. Some asset-backed securities, however, may be collateralized by a portfolio of corporate bonds or other securities, including, in some cases, junk bonds or euro-denominated securities.
Portfolio Turnover
The Funds generally do not expect to have high rates of portfolio turnover (100% or more) although some of the Underlying Funds have historically had annual portfolio turnover rates of over 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover results in higher brokerage commissions and other transaction costs and can affect a Fund's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.
Repurchase Agreements
The Funds may invest in Underlying Funds that use repurchase agreements, where a party agrees to sell a security to an Underlying Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Underlying Fund and is, in effect, a loan by the Underlying Fund. The Underlying Funds generally use repurchase agreements for cash management purposes only.
Reverse Repurchase Agreements and Forward Rolls
The Funds may invest in Underlying Funds that enter into reverse repurchase agreements and forward rolls. With a reverse repurchase agreement, the Underlying Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.
When an Underlying Fund enters into a forward roll, the Underlying Fund sells securities to be delivered in the current month and repurchases the same or substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Underlying Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.
Dollar Rolls
The Funds may invest in Underlying Funds that enter into dollar rolls in which the Underlying Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Underlying Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.
Short Sales
The Funds may invest in Underlying Funds that make short sales of a security. This means that an Underlying Fund may sell a security that it does not own, which it may do if, for example, the investment subadviser thinks the value of the security will decline. The Underlying Fund generally borrows the security to deliver to the buyer in a short sale. The Underlying Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. The Underlying Fund must pay the lender any dividends and interest that accrue on the security it borrows, and the Underlying Fund will lose money if the price of the security increases between the time of the short sale and the date when the Underlying Fund replaces the borrowed security. The Underlying Funds also may make short sales “against the box.” In a short sale against the box, at the time of sale, an Underlying Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Underlying Fund gives up the opportunity for capital appreciation in the security.

Derivative Strategies
The Funds may invest in Underlying Funds that use various derivative strategies to try to improve their returns. An Underlying Fund may use hedging techniques to try to protect its assets. It cannot be guaranteed that these strategies will work, that the instruments necessary to implement these strategies will be available or that an Underlying Fund and, therefore, a Fund, will not lose money. Derivatives—such as futures, options, swaps, swap options, foreign currency forward contracts and options on futures—involve costs and can be volatile. With derivatives, the investment subadviser tries to predict whether the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. An Underlying Fund may use derivatives to try to reduce risk or to increase returns consistent with each Underlying Fund's overall investment objective. The investment subadviser of an Underlying Fund will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives that are used may not match or offset the Underlying Fund's underlying positions and this could result in losses to the Underlying Fund and, therefore, to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.
Recent legislation both in the United States and in Europe calls for new regulation of the derivatives markets. Additional regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
Options. The Funds may invest in Underlying Funds that purchase and sell put and call options on equity securities, stock indexes, swaps and foreign currencies traded on US or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium.
Futures Contracts and Related Options; Foreign Currency Forward Contracts. The Funds may invest in Underlying Funds that purchase and sell futures contracts on equity and debt securities, securities indexes, interest rate indexes and foreign currencies, and related options on such futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Underlying Fund makes daily margin payments based on price movements in the index. The Underlying Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.
Swap Transactions. The Funds may invest in Underlying Funds that may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to credit default swaps, interest rate swaps, total return swaps and index swaps.
Options on Securities and Financial Indexes. The Funds may invest in Underlying Funds that may purchase and sell put and call options on securities and financial indexes traded on US or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. An Underlying Fund will sell only options that are secured either by the Underlying Fund's ownership of the underlying security or by cash or other liquid assets held in a segregated account with the Underlying Fund’s custodian.
Each Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Funds can change investment policies that are not fundamental. The Funds' allocations of assets among Underlying Funds, US Government securities and short-term instruments, and the target ranges in each Underlying Fund, may be changed from time to time without shareholder approval.

Temporary Defensive Investments
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of each Fund's total assets in high-quality foreign or domestic money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve a Fund's assets when the equity and fixed-income markets are unstable. In addition, certain Underlying Funds may temporarily invest up to 100% of their total assets in high-quality foreign or domestic money market instruments in response to adverse conditions, which may limit their ability to achieve their respective investment objective.
Additional Strategies
The Funds, through their investments in Underlying Funds, also follow certain policies when they borrow money (the Underlying Funds can borrow from 20% to 33 1⁄3% of the value of their respective total assets); lend securities to others for cash management purposes (the Underlying Funds can lend from 30% to 33 1⁄3% of the value of their respective total assets including collateral received in the transaction); and hold illiquid securities (each Underlying Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). Each Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval.
Cash Management
To the extent that any Fund has uninvested assets, Quantitative Management Associates LLC (QMA), the Funds’ subadviser, will manage these assets until they can be invested in Underlying Funds in accordance with the Fund's investment strategy or are used for daily cash needs. QMA will invest such assets primarily in short-term money market instruments. The Funds may buy these instruments directly, rather than through investing in an Underlying Fund. These investments may be inconsistent with that Fund's principal strategies and could prevent the Fund from achieving its investment objective.
Securities Lending
Consistent with applicable regulatory requirements, the Underlying Funds may lend portfolio securities with a value up to 33 1/3% of their total assets to brokers, dealers and other financial organizations to earn additional income. Loans of portfolio securities will be collateralized by cash. Cash collateral will be invested in an affiliated prime money market fund.
RISKS OF INVESTING IN THE FUNDS
All investments involve risk, and investing in the Funds is no exception. Since the holdings of the Funds and the Underlying Funds can vary significantly from broad-based securities market indexes, performance of the Underlying Funds, and, therefore, a Fund can deviate from performance of the indexes. The risks of investing in the Funds are further discussed below.
Affiliated Funds Risk. The Funds’ Manager serves as manager of the Underlying Funds. In addition, the Funds may invest in certain Underlying Funds for which the investment subadviser serves as subadviser. It is possible that a conflict of interest among the Funds and the Underlying Funds could affect how the Manager and investment subadviser fulfill their fiduciary duties to the Funds and the Underlying Funds. For example, the investment subadviser may have an incentive to allocate a Fund’s assets to those Underlying Funds for which the fees paid to the Manager or the investment subadviser are higher than the fees paid by other Underlying Funds for which the investment subadviser also serves as a subadviser. However, each Fund has adopted procedures to mitigate these concerns.
Asset Allocation Risk. The investment subadviser may allocate assets to an asset class that underperforms other classes. For example, a Fund may be overweighted in equities when the stock market is falling and the fixed-income market is rising. Likewise, a Fund may be overweighted in fixed-income securities when fixed-income markets are falling and the equity markets are rising.

Asset-Backed Securities Risk. Asset-backed securities are subject to credit risk, market risk and interest rate risk. Asset-backed securities are also subject to prepayment risk, which is the risk that the underlying debt instruments may be partially or wholly prepaid during periods of falling interest rates, which could require an Underlying Fund to reinvest in lower yielding debt instruments. Asset-backed securities are also subject to extension risk, which is the risk that rising interest rates may cause the underlying debt instruments to be repaid more slowly by the debtor, causing the value of the securities to fall. Asset-backed securities are subject to illiquidity risk, which is the risk that the securities may be difficult to value precisely and to sell at the time or price desired.
Asset Class Variation Risk. The Underlying Funds invest principally in the securities constituting their asset class (i.e., equity and fixed-income). However, under normal market conditions, an Underlying Fund may vary the percentage of assets in these securities (subject to any applicable regulatory requirements). Depending on the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of a Fund's assets invested in various Underlying Funds, a Fund's actual exposure to the securities in a particular asset class may vary substantially from the allocation to that asset class.
Credit Risk, Market Risk and Interest Rate Risk. Certain Underlying Funds may invest in debt obligations. Debt obligations have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation fails to pay interest or repay principal to the Underlying Fund. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. Certain Underlying Funds may face a heightened level of interest rate risk since the US Federal Reserve Board has ended its quantitative easing program and may continue to raise rates. A Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.
Derivatives Risk. Certain Underlying Funds may invest in derivatives. Derivatives involve special risks and costs and may result in losses to the Underlying Funds. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Underlying Funds will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Underlying Funds. An Underlying Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for an Underlying Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Underlying Fund.
The US Government and non-US governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.
Dollar Rolls Risk. Underlying Funds may invest in dollar rolls. Dollar rolls involve the risk that the market value of the securities that the Underlying Fund is committed to buy may decline below the price of the securities the Underlying Fund has sold. These transactions may involve leverage.
Equity Securities Risk. The price of a particular stock owned by an Underlying Fund could go down, or the value of the equity markets or a sector of them could go down and you could lose money. Stock markets are volatile. Generally, the stock prices of large companies are more stable than the stock prices of small companies, but this is not always the case. The Underlying Funds’ equity holdings can vary significantly from broad market indexes, and their performance can deviate from the performance of those indexes.

Foreign Market Risk. Foreign markets often are more volatile than US markets and generally are not subject to regulatory requirements comparable to those placed on US issuers. Changes in currency exchange rates can reduce or increase market performance. In addition to the general risks of investing in foreign securities, to the extent that an Underlying Fund invests in securities of emerging markets, an Underlying Fund may be exposed to a greater risk of potential turmoil, rapid changes in economic conditions or other risks.
Mortgages and Mortgage-Related Securities Risk. Underlying Funds may invest in mortgage-related securities. Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages.
Real Estate Investment Trust (REIT) Risk. Certain Underlying Funds may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. A Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which an Underlying Fund invests, in addition to the expenses of the Underlying Fund.
Repurchase Agreements Risk. Underlying Funds may invest in repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Underlying Fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the Underlying Fund has purchased has decreased, the Fund could experience a loss.
Reverse Repurchase Agreements Risk. Underlying Funds may invest in reverse repurchase agreements. Reverse repurchase agreements involve leverage, which may exaggerate the increase or decrease of the value of the Underlying Fund’s assets during the term of the agreement.
Fund of Funds Risk. The value of an investment in the Fund will be related, to a degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.
Fund Rebalancing Risk. Underlying Funds may experience relatively large redemptions or investments due to a rebalancing of the Fund's investments. In such event, an Underlying Fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an Underlying Fund, increase the Underlying Fund's expenses or result in the Underlying Fund's becoming too small to be economically viable. Rebalancing may also adversely affect an Underlying Fund's performance and thus the Fund's performance. The impact of rebalancing is likely to be greater when a Fund purchases, redeems or invests in a substantial portion of an Underlying Fund.

The investment subadviser will seek to cooperate with the investment subadvisers of the Underlying Funds to minimize any adverse impact on the Underlying Funds. The investment subadvisers of the Underlying Funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the Underlying Funds and consistent with their obligations to the Underlying Funds. Such actions may delay the rebalancing of a Fund's investments in the event of significant market or other events that may require more rapid action.
Investment Style Risk. Investment style risk is the risk that a particular style utilized by an Underlying Fund may be out of favor for a period of time.
Liquidity Risk. Certain Underlying Funds may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by an Underlying Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Underlying Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Underlying Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money.  In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Underlying Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Junk Bonds Risk. Debt securities rated below investment grade—also known as “junk bonds”—have a higher risk of default and tend to be less liquid.
Market Capitalization Risk. Certain Underlying Funds may invest in stocks of small- and medium-size companies which may present above-average risks. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies. In exchange for potentially lower risks of investing in large capitalization companies, such investments may not rise as much in value as the value of investments in smaller-capitalized companies.
Non-Diversified Status. Each Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain requirements that a “diversified” mutual fund is required to meet under federal law. Unlike “diversified” funds, each Fund may invest its assets in the securities of an individual issuer, in this case any Underlying Fund, without limiting such investments within prescribed percentages pursuant to federal law. Thus, each Fund's assets may be concentrated in fewer securities than those of other funds. Therefore, a decline in the value of those investments would cause a Fund's overall value to decline to a greater degree.
Two Underlying Funds, PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund, are also non-diversified. This means that they may invest a larger percentage of their assets in a smaller number of issuers than a diversified fund. To the extent an Underlying Fund invests its assets in a small number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund are also more susceptible to market and other events affecting the particular industry sectors in which they invest and therefore involve more risk than Underlying Funds that do not concentrate their assets in a particular industry sector.
Money Market Instruments Risk. Although money market instruments are generally viewed as low risk investments, money market instruments are nevertheless subject to credit risk, market risk, prepayment risk and interest rate risk.
Portfolio Turnover Risk. The Funds do not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, however, certain Underlying Funds have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund's, and, therefore, a Fund's, performance and can have adverse tax consequences.

Prepayment Risk. Funds investing in mortgage-related securities and asset-backed securities are subject to prepayment risk. If these securities are prepaid, an Underlying Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.
Short Sale Risk. If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, a Fund will realize a loss, which may be substantial.
US Government and Agency Securities Risk. US Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all US Government securities are insured or guaranteed by the full faith and credit of the US Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some US Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the US Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Although the US Government has provided support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
Market Events. Events in the financial markets have resulted in, and may continue to result in, an unusually high degree of volatility, both in non-US and US markets.  This market volatility, in addition to reduced liquidity in credit and fixed income markets, may adversely affect issuers worldwide.  Furthermore, the impact of policy and legislative changes in the US and other countries may not be fully known for some time.  This environment could make identifying investment risks and opportunities especially difficult for the subadvisers of the Underlying Funds.
Risk of Increase in Expenses. Your actual cost of investing in a Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Underlying Fund securities can increase expenses.
Securities Lending Risk. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, an Underlying Fund may lose money and there may be a delay in recovering the loaned securities. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. The affiliated prime money market fund in which cash collateral is invested may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, the Underlying Fund may lose money on its investment of cash collateral in the affiliated prime money market fund, or the Underlying Fund may not be able to redeem its investment of cash collateral in the affiliated prime money market fund, which might cause the Underlying Fund to liquidate other holdings in order to return the cash collateral to the borrower upon termination of a securities loan. These events could trigger adverse tax consequences for the Fund.
Please note that, in addition to the risks discussed above, there are many other factors that may impact each Fund’s ability to achieve its investment objective and which could result in a loss of all or a part of your investment.
More information about each Fund’s investment strategies and risks appears in the SAI.

HOW THE FUNDS ARE MANAGED
BOARD OF DIRECTORS
The Funds are overseen by a Board of Directors (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser and distributor and decides on general policies. The Board also oversees the Funds’ officers, who conduct and supervise the daily business operations of the Funds.
MANAGER
PGIM Investments LLC (PGIM Investments)
655 Broad Street
Newark, New Jersey 07102
Under a management agreement with the Funds, PGIM Investments manages each Fund’s investment operations and administers its business affairs. PGIM Investments is also responsible for all investment advisory services and supervising each Fund’s subadviser. For the fiscal year ended September 30, 2017 each Fund paid PGIM Investments management fees (net of fee waivers, as applicable) at the effective rate of 0.16%, 0.17% and 0.03% for the Conservative, Moderate and Growth Allocation Funds’ average daily net assets for all share classes, respectively.
PGIM Investments and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2017, PGIM Investments, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $275.9 billion.
Subject to the supervision of the Board, PGIM Investments is responsible for conducting the initial review of prospective investment subadvisers for the Funds. In evaluating a prospective investment subadviser, PGIM Investments considers many factors, including the firm’s experience, investment philosophy and historical performance. Subject to the Board’s oversight, PGIM Investments is also responsible for monitoring the performance of the Funds’ investment subadvisers and recommending their termination and replacement when deemed appropriate. PGIM Investments may provide a subadviser with additional investment guidelines consistent with the Fund's investment objective and restrictions.
PGIM Investments and the Funds operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PGIM Investments to enter into or amend agreements with unaffiliated investment subadvisers without obtaining shareholder approval. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of a Fund still have the right to terminate these agreements at any time by a vote of the majority of the outstanding shares of the Fund. A Fund will notify shareholders of any new investment subadvisers engaged or material amendments to subadvisory agreements made pursuant to the Order. Any new subadvisory agreement or amendment to a Fund’s management agreement or current subadvisory agreement that directly or indirectly results in an increase in the aggregate management fee rate payable by the Fund will be submitted to the Fund’s shareholders for their approval. PGIM Investments does not currently intend to retain unaffiliated subadvisers.
A discussion of the basis for the Board’s approvals of the management and subadvisory agreements is available in the Funds’ Annual Report to shareholders dated September 30.
INVESTMENT SUBADVISER
Quantitative Management Associates LLC (QMA), a registered investment adviser, is a wholly-owned and independently-operated boutique of PGIM, Inc. Serving investors since 1975, QMA targets superior risk-adjusted returns by combining research-driven quantitative processes built on economic and behavioral foundations with judgement from experienced market practitioners. As of December 31, 2017, QMA managed approximately $138 billion in quantitative equity and dynamic asset allocation solutions for a global client base of pension funds,
44	PGIM Asset Allocation Funds

endowments, foundations, sovereign wealth funds and subadvisory accounts for leading financial services companies. With offices in Newark and San Francisco, QMA's primary address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.
PORTFOLIO MANAGERS
QMA typically follows a team approach in the management of its portfolios. The members of QMA's portfolio management team with primary responsibility for Fund management are listed below.
Ted Lockwood, MBA, MS, is a Managing Director for QMA and Senior Advisor for the Global Multi-Asset Solutions team. QMA’s Global Multi-Asset Solutions team focuses on tactical, strategic total as well as absolute return strategies across traditional and non-traditional asset classes, including real assets and alternatives. Early in his career, Ted was an AT&T Bell Laboratories Fellow and member of the technical staff at AT&T. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and earned an MS in Engineering and an MBA in Finance from Columbia University.
Note: Mr. Lockwood has announced his intention to retire during the third quarter of 2018.
Joel M. Kallman, MBA, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. He also conducts economic and market valuation research. Previously, Joel held various positions for PGIM Fixed Income in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.
Peter Vaiciunas, MBA, CFA, is a Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. His responsibilities include conducting macroeconomic, market valuation and quantitative research. Prior to joining QMA, Peter served as an Investment Analyst for Memorial Sloan Kettering's endowment fund. Previously, he held roles at ITG Investment Research and Liquidnet Inc. in New York, as well as at Speakeasy Investment Group in Toronto. Peter received his Bachelor of Commerce from University of Toronto and his MBA from McMaster University, DeGroote School of Business. Peter also holds the Chartered Financial Analyst (CFA) designation.
Additional information about portfolio manager compensation, other accounts managed, and portfolio manager ownership of Fund securities may be found in the SAI.
DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS or the Distributor) distributes each class of the Funds’ shares under a Distribution Agreement with each Fund. Each Fund has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), applicable to certain of each Fund's shares. Under the Plans and the Distribution Agreements, the Distributor pays the expenses of distributing the shares of all share classes of each Fund. The Distributor also provides certain shareholder support services. Under the Plans, certain classes of the Funds pay distribution and other fees to the Distributor as compensation for its services. These fees—known as 12b-1 fees—are set forth in the “Fund Fees and Expenses” tables.
Because these fees are paid from each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
DISCLOSURE OF PORTFOLIO HOLDINGS
Each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities are described in the Fund's SAI and on the Fund's website at www.pgiminvestments.com.
Visit our website at www.pgiminvestments.com	45

FUND DISTRIBUTIONS AND TAX ISSUES
DISTRIBUTIONS
The Fund distributes dividends to shareholders out of any net investment income. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.
The Fund also distributes any net realized capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have).
For your convenience, the Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. If your distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next net asset value (“NAV”) calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see “Additional Shareholder Services” in the next section.
The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.
Expected Distribution Schedule*
Fund	Dividends	Short-Term Capital Gains	Long-Term Capital Gains
Conservative Allocation	Quarterly	Annually	Annually
Moderate Allocation	Annually	Annually	Annually
Growth Allocation	Annually	Annually	Annually
*Under certain circumstances, the Funds may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.
TAX ISSUES
Investors who buy Fund shares should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. Fund distributions and gain from the sale of Fund shares are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.
The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.
Fund Distributions
Fund distributions of net capital gains are taxed differently depending on how long the Fund holds the security. If the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15% or 20% for non-corporate US shareholders, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income, subject to a maximum tax rate of 37%. Different rates apply to corporate shareholders.
46	PGIM Asset Allocation Funds

Dividends from net investment income paid to a non-corporate US shareholder that are reported as qualified dividend income will generally be taxable to such shareholder at the long-term capital gain tax rate. Dividends of net investment income that are not reported as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the dividends received deduction to the extent the Fund’s income is derived from certain dividends received from US corporations.
A US shareholder that is an individual, estate or certain type of trust is subject to a 3.8% Medicare contribution tax on the lesser of (1) the US shareholder’s “net investment income,” including Fund distributions and net gains from the disposition of Fund shares, and (2) the excess of the US shareholder’s modified adjusted gross income for the taxable year over $200,000 (or $250,000 for married couples filing jointly). For this purpose, net investment income includes interest, dividends, annuities, royalties, capital gain and income from a passive activity business or a business of trading in financial instruments or commodities.
Form 1099
For every year a Fund declares a dividend, you will receive a Form 1099, which reports the amount of ordinary income distributions and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distribution from your qualified or tax-deferred plan or account.
Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends and distributions in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends and distributions are treated as if they were paid on December 31st of the prior year.
Cost Basis Reporting
Mutual funds must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The cost basis regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. The Transfer Agent is not required to report cost basis information on shares acquired before January 1, 2012. However, in most cases the Transfer Agent will provide this information to you as a service.
Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the US Treasury a portion of your distributions and sale proceeds, based on the backup withholding rate.
Taxation of Non-US Shareholders
For a discussion regarding the taxation of non-US shareholders, please see the SAI and contact your tax adviser.
If You Purchase on or Before a Record Date
If you buy shares of a Fund on or before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment may have come back to you as taxable income.
Visit our website at www.pgiminvestments.com	47

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of PGIM Funds that are suitable for retirement plans offered by Prudential.
IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of a Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. As mentioned above, the maximum capital gains tax rate is up to 15% or 20% for individuals, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation.
If you sell shares of a Fund at a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale or exchange of the shares.
If you exchange your Fund shares for shares of another class of the Fund, this is generally not a taxable event and should not result in realization of a capital gain or loss by you. If you exchange your shares of the Fund for shares of another PGIM Fund, this is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.
Automatic Conversion of Class B Shares
The conversion of Class B shares into Class A shares—which happens automatically approximately seven years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B shares, see Class B Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.
48	PGIM Asset Allocation Funds

HOW TO BUY, SELL AND EXCHANGE FUND SHARES
HOW TO BUY SHARES
In order to buy Fund shares, simply follow the steps described below.
Opening an Account
Shares may be purchased through an account with the Transfer Agent, or through an account with a financial intermediary that has an agreement with the Distributor to sell Fund shares. In order to open an account with the Transfer Agent contact PMFS at (800) 225-1852 or write to:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
PMFS will accept purchases of shares by check or wire. We do not accept cash, money orders, non-US checks, credit card checks, payable through checks or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this Prospectus. Your purchase order must be in good order to be accepted and processed, which means that all necessary processing requirements have been satisfied. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sales of its shares under certain circumstances. These circumstances include, but are not limited to, failure by you to provide additional information requested, such as information required to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares. Furthermore, we are required by law to close your account if you do not provide the required identifying information. This would result in the redemption of shares at the then-current NAV and the proceeds would be remitted to you via check. We will attempt to verify your identity within a reasonable time frame (e.g., 60 days), which may change from time to time. For further information, please contact PMFS (for shares purchased through the Transfer Agent) or your financial professional (for shares purchased through a financial intermediary).
With certain limited exceptions, Fund shares are only available to be sold in the United States, US Virgin Islands, Puerto Rico and Guam.
Choosing a Share Class
The Fund offers the following share classes. Certain classes of shares may have additional specific eligibility or qualification requirements, which are explained below.
Share Class	Eligibility
Class A**	Individual investors
Class B*	Individual investors
Class C**	Individual investors
Class R**	Certain group retirement plans
Class Z**	Certain group retirement plans, institutional investors and certain other investors
Class R6†	Certain group retirement plans, institutional investors and certain other investors
* Note:  Class B shares are closed to all purchase activity except for exchanges from Class B shares of another fund.  See “Closure of Class B Shares” below for more information.
** The Fund’s Class A, Class C and Class Z shares were generally closed to investments by new group retirement plans effective on or about June 1, 2018. The Fund’s Class R shares were generally closed to all new investors effective on or about June 1, 2018. Please see “Closure of Certain Share Classes to New Group Retirement Plans” in this section of the Prospectus for more information.
†Formerly known as Class Q.
Multiple share classes let you choose a cost structure that meets your needs:
■	Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class C shares.
Visit our website at www.pgiminvestments.com	49

Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (CDSC) of 1.00%. The CDSC is waived for certain retirement and/or benefit plans.
■	Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a contingent deferred sales charge (CDSC) if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.
When choosing a share class, you should consider the following factors:
■	The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.
■	The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.
■	The different sales charges that apply to each share class—Class A's front-end sales charge (and, in certain instances, CDSC) vs. Class C's CDSC.
■	Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.
■	Because Class Zand Class R6 shares have lower operating expenses than Class A or Class C shares, as applicable, you should consider whether you are eligible to purchase such share classes.
See “How to Sell Your Shares” for a description of the impact of CDSCs.
If your shares are held through a financial intermediary, you should discuss with your intermediary which share classes of the Fund are available to you and which share class may best meet your needs. Certain financial intermediaries through which you may purchase shares of the Fund may impose their own investment minimums, fees, policies and procedures for purchasing, exchanging and selling Fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult your financial intermediary about share class availability and the intermediary’s policies, procedures and other information. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. See “Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries” for additional information. The Fund has advised financial intermediaries of the share class features and guidelines, per the Prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries.
Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.
	Class A**	Class B*	Class C**	Class R**	Class Z**	Class R6***
Minimum purchase amount	$2,500	$2,500	$2,500	None	Institutions: $5 million Group Retirement Plans: None	Institutions: $5 million Group Retirement Plans: None
Minimum amount for subsequent purchases	$100	$100	$100	None	None	None
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00%(Yr.1) 4.00%(Yr.2) 3.00%(Yr.3) 2.00%(Yr.4) 1.00%(Yr.5) 1.00%(Yr.6) 0.00%(Yr.7)	1.00% on sales made within 12 months of purchase	None	None	None
50	PGIM Asset Allocation Funds

	Class A**	Class B*	Class C**	Class R**	Class Z**	Class R6***
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	0.75% (0.50% currently)	None	None
Notes to Share Class Comparison Table:
° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts, payroll deduction plan accounts, or when exchanging all shares of an account to an existing account with the same registration. The minimum initial investment for Class A and Class C shares for retirement accounts and custodial accounts for minors is $1,000, and the minimum subsequent investment is $100. The minimum initial and subsequent investment for AIP accounts is $50 (if your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts).
° If the value of your Class A, Class B, Class C or Class Z account with PMFS is less than $10,000, the Fund will deduct a $15 annual account maintenance fee from your account. The $15 annual account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 account maintenance fee will be waived. The $15 account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) accounts which are authorized for electronic delivery of account statements, transaction confirmations, prospectuses and fund shareholder reports, (iii) omnibus accounts or accounts for which a broker or other financial intermediary is responsible for recordkeeping, (iv) institutional accounts, (v) group retirement plans, (vi) AIP accounts or employee savings plan accounts, (vii) accounts with the same registration associated with multiple share classes within the Fund, provided that the aggregate value of share classes with the same registration within the Fund is $10,000 or more, or (viii) clients with assets of $50,000 or more across the PGIM Funds family of mutual funds. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.
° For more information about the CDSC and how it is calculated, see “How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC).”
° Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a CDSC of 1.00%, but are not subject to an initial sales charge.
° Distribution and service (12b-1) fees are paid from each Fund's assets on a continuous basis. The service fee for each of Class A, Class B, Class C, and Class R shares is 0.25% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively, and the remainder of each class' distribution and service (12b-1) fee consists of a distribution fee. For the period ending January 31, 2019, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of the average daily net assets of Class A shares and for Class R shares to 0.50% of the average daily net assets of Class R shares.
° With respect to Class Z shares purchased by current and former employees (including their spouses, children and parents), the minimum initial investment is generally $2,500; $1,000 for retirement accounts and custodial accounts for minors. There is no minimum for payroll deduction for such Class Z purchases. The minimum initial and subsequent investment for AIP accounts for such Class Z purchases is $50 (if shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts). With respect to Class Z shares purchased by institutional investors, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments, the minimum initial investment for such investors generally is $5 million.
° With respect to Class R6 shares purchased by institutional investors, including, but not limited to, corporations, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments and other institutional investors who meet certain requirements as detailed herein, the minimum initial investment for such investors generally is $5 million.
* Note: Class B shares are closed to all purchase activity except for exchanges from Class B shares of another fund. See “Closure of Class B Shares” below for more information.
** The Fund’s Class A, Class C and Class Z shares were generally closed to investments by new group retirement plans effective on or about June 1, 2018. The Fund’s Class R shares will be generally closed to new investors on or about June 1, 2018. Please see “Closure of Certain Share Classes to New Group Retirement Plans” in this section of the Prospectus for more information.
*** Formerly known as Class Q.
Closure of Class B Shares
Class B shares are closed to all purchase activity effective June 23, 2014. This means that no new accounts in Class B shares may be established, and no additional Class B shares may be purchased or acquired, except through an exchange from the Class B shares of another fund or through the reinvestment of dividends and/or capital gains.
Shareholders owning Class B shares may continue to hold their Class B shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class B shares. Any redemption of Class B shares will continue to be subject to any applicable contingent deferred sales charge (CDSC). In addition, as noted above, shareholders owning Class B shares will continue to have exchange privileges with the Class B shares of any other fund that offers Class B shares.
Automatic Investment Plan (AIP). Shareholders who purchase Class B shares through the Automatic Investment Plan (AIP) are no longer able to purchase Class B shares and are required to select a different share class of the Fund or another fund in order to continue to make automatic investments. Selection of a different share class will be subject to the eligibility requirements of such share class. If a shareholder does not designate a different share class for AIP investments, future purchases of Class B shares will be rejected. New AIPs in Class B shares may not be established.
IRAs & Employer-Sponsored Retirement Plans. Class B shareholders may continue to hold Class B shares in IRA and SIMPLE IRA accounts or in employer-sponsored retirement plans, but contributions must be made in a different share class.
Visit our website at www.pgiminvestments.com	51

Investment Minimums. The minimum initial investment will be waived for existing Class B shareholders who select a new share class in the same fund. The minimum subsequent investment of $100 per fund applies in the new share class of the same fund.
Closure of Certain Share Classes to New Group Retirement Plans
Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R and Class Z shares, as applicable, were closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class R6 shares, Class R2 shares, or Class R4 shares of the Fund, as applicable.
In addition, on or about the Effective Date, the Class R shares of any fund were closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z or Class R6 shares of the Fund, as applicable, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.
	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change
However, the following new investors may continue to purchase Class A, Class C, Class R and Class Z shares of the Fund, as applicable:
■	Eligible group retirement plans that are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
■	Plan participants in a group retirement plan that offers Class A, Class C, Class R or Class Z shares of the Fund, as applicable, as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.
■	Certain new group retirement plans or their agents will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan or its agent has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.
■	New group retirement plans or their agents that combine with, replace, are otherwise affiliated with, or have third party arrangements with, a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.
■	The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.
Reducing or Waiving Class A's and Class C’s Sales Charges
The following describes the different ways investors can reduce or avoid paying Class A's sales charge.
Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:
Amount of Purchase	Sales Charge as a % of Offering Price*	Sales Charge as a % of Amount Invested*	Dealer Reallowance***
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
52	PGIM Asset Allocation Funds

Amount of Purchase	Sales Charge as a % of Offering Price*	Sales Charge as a % of Amount Invested*	Dealer Reallowance***
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999**	None	None	1.00%
$5 million to $9,999,999**	None	None	0.50%
$10 million and over**	None	None	0.25%
* Due to rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentage shown above.
** If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy other share classes. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1.00% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
*** The Dealer Reallowance is the amount that is paid by the Fund’s distributor to the financial intermediary responsible for the sale of the Fund’s shares. For more information, please see “How Financial Intermediaries are Compensated for Selling Fund Shares” in this section of the Prospectus.
To satisfy the purchase amounts above, you can:
■	Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of Class A, Class B and Class C PGIM Fund shares you or the group already own, (2) the value of money market shares (other than Direct Purchase money market shares) you or an eligible group of related investors have received for shares of other PGIM Funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing; or
■	Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other PGIM Funds within 13 months.
■	Purchases made prior to the effective date of the Letter of Intent will be applied toward the satisfaction of the Letter of Intent to determine the level of sales charge that will be paid pursuant to the Letter of Intent, but will not result in any reduction in the amount of any previously paid sales charge.
An “eligible group of related investors” includes any combination of the following:
■	All accounts held in your name (alone or with other account holders) and taxpayer identification number (“TIN”);
■	Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);
■	Accounts for your children or your spouse's children, including children for whom you and/or your spouse are legal guardian(s) (e.g., UGMAs and UTMAs);
■	Accounts in the name and TINs of your parents;
■	Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;
■	With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and
■	Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.
A “spouse” is defined in this prospectus as follows:
■	The person to whom you are legally married. We also consider your spouse to include the following:
■	An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;
■	A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or
■	An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.
Visit our website at www.pgiminvestments.com	53

The value of shares held by you or an eligible group of related investors will be determined by the value of your existing Class A shares calculated at current NAV plus maximum sales charge with Class B and Class C shares calculated at current NAV.
Note: Class Z shares or Class R shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.
If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A’s or Class C's sales charges, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A’s or Class C's sales charges, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A’s or Class C's sales charges. The reduced or waived sales charge will be granted subject to confirmation of account holdings.
If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A’s or Class C's sales charges, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.
If your shares are held through a financial intermediary, the financial intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A’s or Class C's sales charges. Your financial intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A’s or Class C's sales charges.
Purchases of $1 Million or More. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.
Mutual Fund Programs. The initial sales charge on Class A shares will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for clients of financial intermediaries in programs that are sponsored by or available through financial intermediaries that offer Class A shares without an initial sales charge, relating to:
■	Mutual fund “wrap” or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
■	Mutual fund “supermarket” programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
Financial intermediaries sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.
Group Retirement Plans. Class A’s and Class C’s sales charges will be waived for group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A and Class C shares at net asset value.
Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:
54	PGIM Asset Allocation Funds

■	Certain directors, officers, current employees (including their spouses, children and parents) and former employees (including their spouses, children and parents) of Prudential and its affiliates, the PGIM Funds, and the investment subadvisers of the PGIM Funds; former employees must have an existing investment in the Fund;
■	Persons who have retired directly from active service with Prudential or one of its subsidiaries;
■	Registered representatives and employees of broker-dealers (including their spouses, children and parents) that offer Class A shares;
■	Investors in IRAs, provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, and (b) the IRA is established through Prudential Retirement as part of its “Rollover IRA” program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above); and
■	Clients of financial intermediaries, who (i) offer Class A shares through a no-load network or platform, (ii) charge clients an ongoing fee for advisory, investment, consulting or similar services, or (iii) offer self-directed brokerage accounts or other similar types of accounts that may or may not charge transaction fees to customers.
To qualify for a waiver of the Class A or Class C sales charges at the time of purchase (including exchange of share classes within the Fund), you must notify the Transfer Agent, or the Distributor must be notified by the financial intermediary facilitating the purchase, that the transaction qualifies for a waiver of the Class A or Class C sales charges. The waiver will be granted subject to confirmation of your account holdings.
Additional Information About Reducing or Waiving Class A’s and Class C's Sales Charges. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A and Class C sales charges, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.
You may need to provide your financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A or Class C sales charges.
The Distributor may reallow the Class A sales charge to dealers.
Qualifying for Class R Shares
Group Retirement Plans. Class R shares are offered for sale to (i) certain group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator, and (ii) IRAs that are held on the books of a Fund through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential’s Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R shares.
Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments. The minimum initial investment for such investors generally is $5 million; however, such minimum initial investment may be modified for certain financial firms that submit orders on behalf of their clients. A Fund or the Distributor may lower, waive, or otherwise modify the minimum initial investment for certain categories of investors at their discretion. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details.
Visit our website at www.pgiminvestments.com	55

Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by financial intermediaries who offer Class Z shares of the Fund, or whose programs are available through financial intermediaries that offer Class Z shares of the Fund, for:
■	Mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
■	Mutual fund “supermarket” programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
Financial intermediaries sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.
Group Retirement Plans. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class Z shares. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.
Other Types of Investors. Class Z shares also can be purchased by any of the following:
■	Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the PGIM Funds are an available option;
■	Current and former Directors/Trustees of mutual funds managed by PGIM Investments or any other affiliate of Prudential;
■	Current and former employees (including their spouses, children and parents) of Prudential and its affiliates; former employees must have an existing investment in the Fund;
■	Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option);
■	PGIM Funds, including PGIM funds-of-funds;
■	Qualified state tuition programs (529 plans); and
■	Investors working with fee-based consultants for investment selection and allocations.
Qualifying for Class R6 Shares
Group Retirement Plans. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class R6 shares. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R6 shares.
Institutional Investors. Various institutional investors may purchase Class R6 shares, including, but not limited to, corporations, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments and other institutional investors who meet requirements as detailed below. The minimum initial investment for such investors generally is $5 million; however, such minimum initial investment may be modified for certain financial firms that submit orders on behalf of their clients. The Fund or the Distributor may lower, waive or otherwise modify the minimum initial investment for certain categories of investors at their discretion. Institutional investors are responsible for indicating their eligibility to purchase Class R6 shares at the time of purchase.
Other Types of Investors. Class R6 shares may also be purchased by Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option), and PGIM funds, including PGIM funds-of-funds.
56	PGIM Asset Allocation Funds

Class R6 shares may only be purchased from financial intermediaries who offer such shares.
Class R6 shares are offered to eligible investors provided that the Fund or its affiliates are not required to make or pay any type of administrative, sub-accounting, networking or revenue sharing payments or similar fees paid to intermediaries.
Class B Shares Automatically Convert to Class A Shares
If you bought Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.
When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of the Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. Conversions are quarterly for Class B shares.
If you hold Class B share certificates, the certificates must be received by the Transfer Agent in order for your Class B shares to convert from Class B to Class A shares. Certificate deposited shares will convert during the next quarterly conversion.
How Financial Intermediaries are Compensated for Selling Fund Shares
The PGIM Funds are distributed by Prudential Investment Management Services LLC (the “Distributor”), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells the Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. Each Fund is managed by the Manager.
Only persons licensed with the Financial Industry Regulatory Authority, Inc. (“FINRA”), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a mutual fund to you, or to a retirement plan in which you participate.
Rule 12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial intermediaries then pay their registered representatives who sold you the Fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the Fund. The Distributor may change at any time, without prior notice, the amount of Rule 12b-1 fees that it pays (when the sale is made and/or any ongoing payments) to financial intermediaries and registered representatives so that the Distributor may retain all or a portion of such fees.
“Revenue Sharing” Payments. In addition to the compensation received by financial intermediaries as described above, the Manager or certain of its affiliates (but not the Distributor) may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from the Manager's or certain affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders provided that no such additional payments to financial intermediaries are made with respect to the Fund's Class R6 shares. Revenue sharing payments are in addition to the
Visit our website at www.pgiminvestments.com	57

front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial intermediaries in the future.
Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial intermediaries for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial intermediaries' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.
Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial intermediaries and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.
If your Fund shares are purchased through a retirement plan, the Manager or certain of its affiliates (but not the Distributor) may also make revenue sharing payments to the plan's recordkeeper or an affiliate, which generally is not a registered broker-dealer.
It is likely that financial intermediaries that execute portfolio transactions for the Fund will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager and certain of its affiliates will not use Fund brokerage as any part of revenue sharing payments to financial intermediaries.
Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial intermediaries in amounts that generally range from 0.02% up to 0.20% of Fund assets serviced and maintained by the financial intermediaries or from 0.10% to 0.25% of sales of Fund shares attributable to the firm. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services intermediary’s systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial intermediaries to make presentations, and/or train and educate the personnel of the financial intermediaries, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.
Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial intermediary may receive from the Manager and/or certain of its affiliates. You should review your financial intermediary’s disclosure and/or talk to your financial intermediary to obtain more information on how this compensation may have influenced your financial intermediary’s recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.
Other Payments Received by Financial Intermediaries
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial intermediaries as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial intermediaries pursuant to which the Fund will pay financial intermediaries for certain administrative, sub-accounting and networking
58	PGIM Asset Allocation Funds

services provided that no such additional payments to financial intermediaries are made with respect to the Fund's Class R6 shares. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of recordkeeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”).
These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial intermediaries at their own expense and out of their own resources.
In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the Agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These administrative services provided by NSCC to the Fund and its shareholders include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the Fund and its shareholders. These payments are generally based on a transaction fee rate for certain administrative services plus a fee for other administrative services.
Anti-Money Laundering
In accordance with federal law, each Fund has adopted policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. Each Fund will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. Each Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.
Understanding the Price You'll Pay
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund—known as the net asset value or NAV—is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund—or the NAV—is $10 ($1,000 divided by 100).

Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
The Fund's NAV will be determined every day on which the Fund is open as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern time). The Fund's portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. These procedures include pricing methodologies for determining the fair value of
Visit our website at www.pgiminvestments.com	59

certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.
If the Fund determines that a market quotation for a security is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined, the Fund may use “fair value pricing,” which is implemented by a valuation committee (“Valuation Committee”) consisting of representatives of the Manager or by the Board. The subadviser often provides relevant information for the Valuation Committee meeting. In addition, the Fund may use fair value pricing determined by the Valuation Committee or Board if the pricing source does not provide an evaluated price for a security or provides an evaluated price that, in the judgment of the Manager (which may be based upon a recommendation from the subadviser), does not represent fair value. Equity securities that are traded on foreign exchanges are valued using pricing vendor services that provide fair value model prices. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. Non-US securities markets are open for trading on weekends and other days when the Fund does not price shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.
Investments in open-end non-exchange-traded mutual funds will be valued at their NAV as determined as of the close of the NYSE on the date of valuation, which will reflect the mutual fund’s fair valuation procedures.
Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. The prospectuses of any other mutual funds in which the Fund invests will explain each fund’s procedures and policies with respect to the use of fair value pricing.
Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.
What Price Will You Pay for Shares of the Fund? For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. Eastern time, or later than 4:00 p.m. Eastern time, your order to purchase must be received by 4:00 p.m. Eastern time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE. The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. We deem an order received when it is received by the Transfer Agent at its processing center. If you submit your order through a broker or other financial intermediary, it may be deemed received when received by the broker or financial intermediary.
Each business day, the Fund’s current NAV per share is made available at www.pgiminvestments.com (click on “Prices and Yields,” under the “I’m Looking For…” section, and then select a fund).
Additional Shareholder Services
As a Fund shareholder, you can take advantage of the following services and privileges:
60	PGIM Asset Allocation Funds

Automatic Reinvestment. As we explained in the “Fund Distributions and Tax Issues” section, the Fund pays out—or distributes—its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. For accounts held at the Transfer Agent (PMFS), distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
Automatic Investment Plan (AIP). You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $50 monthly.
Note: New AIPs in Class B shares may not be established. Class B shareholders may not make automatic investments in Class B shares through an AIP. A Class B shareholder must designate a different share class of the same fund or another fund for purchases. Shareholders may select another share class which they are eligible to purchase.
Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.
Note: Class B shareholders can continue to hold Class B shares in IRA and SIMPLE IRA accounts or in employer-sponsored retirement plans, but new contributions must be made in another share class.
Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.
Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your financial intermediary otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus and shareholder reports, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.
HOW TO SELL YOUR SHARES
You can sell your Fund shares for cash at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.
When you sell shares of the Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent or your financial intermediary receives your order to sell (less any applicable CDSC).
Visit our website at www.pgiminvestments.com	61

Shares Held by Financial Intermediaries. If your financial intermediary holds your shares, your financial intermediary must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.
Shares Held by the Transfer Agent. If the Transfer Agent holds your shares, PMFS must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. You may contact the Transfer Agent at:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
Payment for Shares You Have Sold
Shares Held by Financial Intermediaries. Typically, if your order to sell shares is received in good order, payment will be credited to your account within 1 to 3 business days after the order is received, but in any event within seven days. Your broker may charge you a separate or additional fee for sales of shares.
Shares Held by the Transfer Agent. Typically, if your order to sell shares is received in good order, we will send payment on the next business day, but in any event within seven days, regardless of the method of payment (e.g., payment by check, wire or electronic transfer (ACH)).
Restrictions on Sales
If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date.
As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code of 1986, as amended, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.
In addition, there are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, the former may happen only during unusual market conditions or emergencies when the Fund is unable to determine the value of its assets or sell its holdings. For more information, see the SAI.
If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order Medallion signature guaranteed if:
■	You are selling more than $100,000 of shares;
■	You want the redemption proceeds made payable to someone that is not in the Transfer Agent’s records;
■	You want the redemption proceeds sent to an address that is not in the Transfer Agent’s records;
■	You are a business or a trust; or
■	You are redeeming due to the death of the shareholder or on behalf of the shareholder.
The Medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized Medallion guarantee programs (STAMP, SEMP, or NYSE MSP), but not from a notary public. The Medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right
62	PGIM Asset Allocation Funds

to reject sale transactions where the value of the transaction exceeds the value of the surety coverage indicated on the Medallion imprint. The Fund may change the signature guarantee requirements from time to time without prior notice to shareholders. For more information, see the SAI.
How the Fund Pays for Shares You Have Sold
Under normal market conditions, the Fund expects to pay for shares that you have sold primarily by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash. Supplementally, the Fund may also raise cash to pay for sold shares by short-term borrowing in the form of overdrafts permitted by the Fund’s custodian bank and/or by short-term borrowing from a group of banks through an unsecured credit facility, which is intended to provide the Fund with a temporary additional source of liquidity. In certain circumstances the Fund reserves the right to pay for sold shares by giving you securities from the Fund’s portfolio. If you receive securities, you would incur transaction costs in converting the securities to cash, and you may receive less for the securities than the price at which they were valued for redemption purposes.
During stressed market conditions, it may be impractical or impossible to raise sufficient cash to pay for sold shares through the primary methods described above. In these circumstances, the Fund would be more likely to rely more heavily on the credit facility as a source of liquidity, as described above.
Contingent Deferred Sales Charge (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1.00% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchases by certain retirement and/or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
■	Amounts representing shares you purchased with reinvested dividends and distributions,
■	Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares, and 12 months for Class C shares, and
■	Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares, and 12 months for Class C shares).
Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid—or at least minimize—the CDSC.
Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
The CDSC is calculated based on the lesser of the original purchase price or the net asset value at redemption. The rate decreases on the anniversary date of your purchase.
The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.
Waiver of the CDSC—Class A Shares
The CDSC will be waived if the Class A shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account; and
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account.
For more information, see the SAI.
Visit our website at www.pgiminvestments.com	63

Waiver of the CDSC—Class B Shares
The CDSC will be waived if the Class B shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account;
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and
■	On certain redemptions effected through a Systematic Withdrawal Plan.
For more information, see the SAI.
Waiver of the CDSC—Class C Shares
The CDSC will be waived if the Class C shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account; and
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account.
For more information, see the SAI.
Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1.00% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker. You would also be responsible for any tax consequences resulting from your ownership of the securities.
Involuntary Redemption of Small Accounts Held by the Transfer Agent
If the value of your account with PMFS is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan (AIP) accounts, employee savings plan accounts, payroll deduction plan accounts, retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account), omnibus accounts, and accounts for which a broker or other financial intermediary is responsible for recordkeeping. Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Involuntary Redemption” in the SAI.
Account Maintenance Fee for Accounts Held by the Transfer Agent
If the value of your account with PMFS is less than $10,000, with certain exclusions, a $15 annual account maintenance fee will be deducted from your account during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the account maintenance fee will be waived. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.
90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. In order to take advantage of this privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. This privilege can only be used once in a 12-month period. For more information, see the SAI.
64	PGIM Asset Allocation Funds

The terms of this privilege may vary by financial intermediary. For more information, see “Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries.”
Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.
HOW TO EXCHANGE YOUR SHARES
You can generally exchange your shares of the Fund for shares of the same class in certain other PGIM Funds—including PGIM Government Money Market Fund—if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the PGIM Funds mutual fund family, but you can’t exchange Class A shares for a different share class of another fund.
In addition, Class R6 shares cannot be exchanged for Class R6 shares of the Prudential Day One Funds or the PGIM 60/40 Allocation Fund.
After an exchange, at redemption, any CDSC will be calculated from the date of the initial purchase, excluding any time that Class B or Class C shares were held in PGIM Government Money Market Fund. We may change the terms of any exchange privilege after giving you 60 days' notice.
Note: Class B shares may not be purchased or acquired by any Class B shareholder except by exchange from Class B shares of another fund or through dividend and/or capital gains reinvestment.
There is no sales charge for exchanges. However, if you exchange—and then sell—shares within the applicable CDSC period, you must still pay the applicable CDSC. At the time of exchange, CDSC liable shares and free shares move proportionally according to the percentage of total shares you are exchanging. If you have exchanged Class B or Class C shares into PGIM Government Money Market Fund, the time you hold the Class B or Class C shares in the money market fund will not be counted in calculating the required holding period for CDSC liability.
For investors in certain programs sponsored by financial intermediaries that offer shares of the Fund, or whose programs are available through financial intermediaries that offer shares of the Fund for mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, an exchange may be made from Class A to Class Z shares of the Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions.
Exchanging Shares Held by a Financial Intermediary. If you hold shares through a financial intermediary, you must exchange shares through your financial intermediary.
Exchanging Shares Held by the Transfer Agent. If you hold shares through the Transfer Agent, contact your financial advisor or PMFS at (800) 225-1852 or write to PMFS at:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
If you participate in any fee-based program where the Fund is an available investment option, you may arrange with the Transfer Agent or your recordkeeper to exchange your Class A shares, if any, for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, you may arrange with the Transfer Agent or your recordkeeper to exchange all of your Class Z shares, including shares purchased while you were in the program, for Class A shares.
Visit our website at www.pgiminvestments.com	65

Remember, as we explained in the section entitled “Fund Distributions and Tax Issues—If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.
Frequent Purchases and Redemptions of Fund Shares
Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in non-US securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of non-US securities established some time before the Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.
Each Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund's Chief Compliance Officer (“CCO”). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.
The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund’s Transfer Agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.
Transactions in the PGIM money market funds are excluded from this policy. In addition, transactions by affiliated PGIM funds, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the PGIM Fund family, are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.
Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 90-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.
If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself
66	PGIM Asset Allocation Funds

generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.
The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to potential offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.
Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.
Telephone Redemptions or Exchanges
You may redeem your shares of a Fund if the proceeds of the redemption do not exceed $250,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. Eastern time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares—Restrictions on Sales” above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.
The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.
In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.
Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.
Visit our website at www.pgiminvestments.com	67

FINANCIAL HIGHLIGHTS
Introduction
The financial highlights will help you evaluate the Fund's financial performance for the fiscal years ended September 30, 2017, 2016, 2015, 2014, and 2013. Certain information reflects financial results for a single fund share. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.
These financial highlights were derived from the financial statements audited by KPMG LLP, an independent registered public accounting firm, whose report on those financial statements was unqualified.
A copy of the Fund's annual report, including the Fund's audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.
Financial Highlights are not provided for Class R6 shares, because Class R6 shares are new and therefore no financial information is available.
68	PGIM Asset Allocation Funds

PGIM CONSERVATIVE ALLOCATION FUND
Class A Shares
	Year Ended September 30,
	2017(a)	2016(a)	2015(a)	2014	2013(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$12.43	$12.49	$13.30	$13.03	$12.39
Income (loss) from investment operations:
Net investment income (loss)	.18	.16	.24	.20	.22
Net realized and unrealized gain (loss) on investment transactions	.83	.62	(.41)	.53	.70
Total from investment operations	1.01	.78	(.17)	.73	.92
Less Dividends and Distributions:
Dividends from net investment income	(.20)	(.21)	(.29)	(.22)	(.28)
Distributions from net realized gains	(.14)	(.63)	(.35)	(.24)	–
Total dividends and distributions	(.34)	(.84)	(.64)	(.46)	(.28)
Net asset value, end of year	$13.10	$12.43	$12.49	$13.30	$13.03
Total Return(b):	8.33%	6.61%	(1.42)%	5.67%	7.52%

Ratios/Supplemental Data:
Net assets, end of year (000)	$86,890	$85,173	$73,273	$72,292	$64,535
Average net assets (000)	$82,763	$81,813	$75,170	$66,510	$60,521
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.71%	.73%	.72%	.71%	.72%
Expenses before waivers and/or expense reimbursement	.77%	.78%	.77%	.76%	.77%
Net investment income (loss)	1.43%	1.36%	1.86%	1.48%	1.74%
Portfolio turnover rate	17%	25%	42%	46%	25%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.
Visit our website at www.pgiminvestments.com	69

Class B Shares
	Year Ended September 30,
	2017(a)	2016(a)	2015(a)	2014	2013(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$12.37	$12.43	$13.24	$12.98	$12.33
Income (loss) from investment operations:
Net investment income (loss)	.10	.08	.15	.10	.13
Net realized and unrealized gain (loss) on investment transactions	.81	.61	(.42)	.52	.70
Total from investment operations	.91	.69	(.27)	.62	.83
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.12)	(.19)	(.12)	(.18)
Distributions from net realized gains	(.14)	(.63)	(.35)	(.24)	–
Total dividends and distributions	(.24)	(.75)	(.54)	(.36)	(.18)
Net asset value, end of year	$13.04	$12.37	$12.43	$13.24	$12.98
Total Return(b):	7.54%	5.84%	(2.17)%	4.82%	6.84%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,892	$16,107	$30,118	$40,863	$43,767
Average net assets (000)	$12,187	$23,560	$37,344	$43,801	$43,407
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.47%	1.48%	1.47%	1.46%	1.47%
Expenses before waivers and/or expense reimbursement	1.48%	1.48%	1.47%	1.46%	1.47%
Net investment income (loss)	.77%	.67%	1.17%	.73%	1.01%
Portfolio turnover rate	17%	25%	42%	46%	25%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.
70	PGIM Asset Allocation Funds

Class C Shares
	Year Ended September 30,
	2017(a)	2016(a)	2015(a)	2014	2013(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$12.37	$12.44	$13.24	$12.98	$12.34
Income (loss) from investment operations:
Net investment income (loss)	.09	.08	.14	.10	.12
Net realized and unrealized gain (loss) on investment transactions	.82	.60	(.40)	.52	.70
Total from investment operations	.91	.68	(.26)	.62	.82
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.12)	(.19)	(.12)	(.18)
Distributions from net realized gains	(.14)	(.63)	(.35)	(.24)	–
Total dividends and distributions	(.24)	(.75)	(.54)	(.36)	(.18)
Net asset value, end of year	$13.04	$12.37	$12.44	$13.24	$12.98
Total Return(b):	7.54%	5.75%	(2.09)%	4.82%	6.75%

Ratios/Supplemental Data:
Net assets, end of year (000)	$26,447	$28,325	$31,091	$28,724	$22,055
Average net assets (000)	$27,069	$30,257	$30,647	$26,250	$19,308
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.46%	1.48%	1.47%	1.46%	1.47%
Expenses before waivers and/or expense reimbursement	1.47%	1.48%	1.47%	1.46%	1.47%
Net investment income (loss)	.70%	.63%	1.09%	.69%	.98%
Portfolio turnover rate	17%	25%	42%	46%	25%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.
Visit our website at www.pgiminvestments.com	71

Class R Shares
	Year Ended September 30,
	2017(a)	2016(a)	2015(a)	2014	2013(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$12.47	$12.53	$13.34	$13.07	$12.42
Income (loss) from investment operations:
Net investment income (loss)	.15	.13	.21	.17	.19
Net realized and unrealized gain (loss) on investment transactions	.84	.62	(.41)	.53	.71
Total from investment operations	.99	.75	(.20)	.70	.90
Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.18)	(.26)	(.19)	(.25)
Distributions from net realized gains	(.14)	(.63)	(.35)	(.24)	–
Total dividends and distributions	(.31)	(.81)	(.61)	(.43)	(.25)
Net asset value, end of year	$13.15	$12.47	$12.53	$13.34	$13.07
Total Return(b):	8.11%	6.32%	(1.66)%	5.38%	7.32%

Ratios/Supplemental Data:
Net assets, end of year (000)	$153	$115	$107	$95	$59
Average net assets (000)	$136	$101	$101	$76	$54
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.96%	.98%	.97%	.96%	.97%
Expenses before waivers and/or expense reimbursement	1.22%	1.23%	1.22%	1.21%	1.22%
Net investment income (loss)	1.18%	1.10%	1.59%	1.18%	1.48%
Portfolio turnover rate	17%	25%	42%	46%	25%
(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.
72	PGIM Asset Allocation Funds

Class Z Shares
	Year Ended September 30,
	2017(a)	2016(a)	2015(a)	2014	2013(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$12.49	$12.55	$13.36	$13.09	$12.44
Income (loss) from investment operations:
Net investment income (loss)	.21	.19	.27	.22	.24
Net realized and unrealized gain (loss) on investment transactions	.84	.63	(.40)	.54	.72
Total from investment operations	1.05	.82	(.13)	.76	.96
Less Dividends and Distributions:
Dividends from net investment income	(.23)	(.25)	(.33)	(.25)	(.31)
Distributions from net realized gains	(.14)	(.63)	(.35)	(.24)	–
Total dividends and distributions	(.37)	(.88)	(.68)	(.49)	(.31)
Net asset value, end of year	$13.17	$12.49	$12.55	$13.36	$13.09
Total Return(b):	8.65%	6.85%	(1.16)%	5.90%	7.84%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,086	$7,637	$6,404	$5,572	$6,097
Average net assets (000)	$7,804	$6,800	$6,058	$5,941	$5,492
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.46%	.48%	.47%	.46%	.47%
Expenses before waivers and/or expense reimbursement	.47%	.48%	.47%	.46%	.47%
Net investment income (loss)	1.67%	1.59%	2.09%	1.75%	1.90%
Portfolio turnover rate	17%	25%	42%	46%	25%
(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.
Visit our website at www.pgiminvestments.com	73

PGIM MODERATE ALLOCATION FUND
Class A Shares
	Year Ended September 30,
	2017(a)	2016(a)	2015(a)	2014	2013(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.93	$13.96	$15.17	$14.21	$12.80
Income (loss) from investment operations:
Net investment income (loss)	.14	.12	.18	.15	.16
Net realized and unrealized gain (loss) on investment transactions	1.62	.94	(.55)	.97	1.49
Total from investment operations	1.76	1.06	(.37)	1.12	1.65
Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.21)	(.31)	(.16)	(.24)
Distributions from net realized gains	(.31)	(.88)	(.53)	–	–
Total dividends and distributions	(.48)	(1.09)	(.84)	(.16)	(.24)
Net asset value, end of year	$15.21	$13.93	$13.96	$15.17	$14.21
Total Return(b):	12.99%	8.00%	(2.79)%	7.91%	13.13%

Ratios/Supplemental Data:
Net assets, end of year (000)	$124,808	$106,173	$96,846	$93,752	$81,788
Average net assets (000)	$114,527	$100,247	$98,271	$89,611	$74,440
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.70%	.75%	.71%	.70%	.71%
Expenses before waivers and/or expense reimbursement	.76%	.80%	.76%	.75%	.76%
Net investment income (loss)	1.00%	.90%	1.17%	1.00%	1.22%
Portfolio turnover rate	19%	20%	45%	35%	30%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.
74	PGIM Asset Allocation Funds

Class B Shares
	Year Ended September 30,
	2017(a)	2016(a)	2015(a)	2014	2013(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.79	$13.83	$15.04	$14.09	$12.69
Income (loss) from investment operations:
Net investment income (loss)	.06	.03	.07	.04	.07
Net realized and unrealized gain (loss) on investment transactions	1.58	.91	(.56)	.97	1.48
Total from investment operations	1.64	.94	(.49)	1.01	1.55
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.10)	(.19)	(.06)	(.15)
Distributions from net realized gains	(.31)	(.88)	(.53)	–	–
Total dividends and distributions	(.38)	(.98)	(.72)	(.06)	(.15)
Net asset value, end of year	$15.05	$13.79	$13.83	$15.04	$14.09
Total Return(b):	12.16%	7.13%	(3.55)%	7.15%	12.35%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13,496	$25,407	$38,084	$53,127	$54,574
Average net assets (000)	$19,480	$32,651	$48,273	$56,302	$54,466
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.46%	1.50%	1.46%	1.45%	1.46%
Expenses before waivers and/or expense reimbursement	1.47%	1.50%	1.46%	1.45%	1.46%
Net investment income (loss)	.40%	.22%	.49%	.28%	.51%
Portfolio turnover rate	19%	20%	45%	35%	30%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.
Visit our website at www.pgiminvestments.com	75

Class C Shares
	Year Ended September 30,
	2017(a)	2016(a)	2015(a)	2014	2013(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.78	$13.83	$15.03	$14.08	$12.69
Income (loss) from investment operations:
Net investment income (loss)	.04	.03	.06	.04	.06
Net realized and unrealized gain (loss) on investment transactions	1.61	.90	(.54)	.97	1.48
Total from investment operations	1.65	.93	(.48)	1.01	1.54
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.10)	(.19)	(.06)	(.15)
Distributions from net realized gains	(.31)	(.88)	(.53)	–	–
Total dividends and distributions	(.38)	(.98)	(.72)	(.06)	(.15)
Net asset value, end of year	$15.05	$13.78	$13.83	$15.03	$14.08
Total Return(b):	12.24%	7.06%	(3.48)%	7.15%	12.27%

Ratios/Supplemental Data:
Net assets, end of year (000)	$25,765	$28,306	$30,872	$29,564	$24,604
Average net assets (000)	$26,925	$29,628	$31,776	$28,118	$21,933
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.45%	1.50%	1.46%	1.45%	1.46%
Expenses before waivers and/or expense reimbursement	1.46%	1.50%	1.46%	1.45%	1.46%
Net investment income (loss)	.31%	.19%	.40%	.24%	.43%
Portfolio turnover rate	19%	20%	45%	35%	30%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.
76	PGIM Asset Allocation Funds

Class R Shares
	Year Ended September 30,
	2017(a)	2016(a)	2015(a)	2014	2013(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.83	$13.87	$15.11	$14.15	$12.76
Income (loss) from investment operations:
Net investment income (loss)	.07	.09	.18	.11	.05
Net realized and unrealized gain (loss) on investment transactions	1.65	.93	(.62)	.97	1.55
Total from investment operations	1.72	1.02	(.44)	1.08	1.60
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.18)	(.27)	(.12)	(.21)
Distributions from net realized gains	(.31)	(.88)	(.53)	–	–
Total dividends and distributions	(.44)	(1.06)	(.80)	(.12)	(.21)
Net asset value, end of year	$15.11	$13.83	$13.87	$15.11	$14.15
Total Return(b):	12.80%	7.68%	(3.26)%	7.67%	12.74%

Ratios/Supplemental Data:
Net assets, end of year (000)	$51	$4	$4	$177	$153
Average net assets (000)	$15	$4	$140	$167	$15
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.88%	1.00%	.96%	.95%	.90%
Expenses before waivers and/or expense reimbursement	1.16%	1.25%	1.21%	1.20%	1.15%
Net investment income (loss)	.51%	.64%	1.18%	.76%	.40%
Portfolio turnover rate	19%	20%	45%	35%	30%
(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.
Visit our website at www.pgiminvestments.com	77

Class Z Shares
	Year Ended September 30,
	2017(a)	2016(a)	2015(a)	2014	2013(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.95	$13.99	$15.20	$14.23	$12.81
Income (loss) from investment operations:
Net investment income (loss)	.18	.17	.21	.17	.21
Net realized and unrealized gain (loss) on investment transactions	1.62	.92	(.54)	.99	1.49
Total from investment operations	1.80	1.09	(.33)	1.16	1.70
Less Dividends and Distributions:
Dividends from net investment income	(.20)	(.25)	(.35)	(.19)	(.28)
Distributions from net realized gains	(.31)	(.88)	(.53)	–	–
Total dividends and distributions	(.51)	(1.13)	(.88)	(.19)	(.28)
Net asset value, end of year	$15.24	$13.95	$13.99	$15.20	$14.23
Total Return(b):	13.32%	8.21%	(2.54)%	8.22%	13.48%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,481	$3,283	$3,601	$3,767	$2,684
Average net assets (000)	$2,928	$3,319	$3,537	$3,190	$2,874
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.45%	.50%	.46%	.45%	.46%
Expenses before waivers and/or expense reimbursement	.45%	.50%	.46%	.45%	.46%
Net investment income (loss)	1.27%	1.24%	1.43%	1.20%	1.57%
Portfolio turnover rate	19%	20%	45%	35%	30%
(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.
78	PGIM Asset Allocation Funds

PGIM GROWTH ALLOCATION FUND
Class A Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.94	$16.15	$17.41	$16.02	$13.58
Income (loss) from investment operations:
Net investment income (loss)	.10	.07	.08	.08	.10
Net realized and unrealized gain (loss) on investment transactions	2.67	1.33	(.84)	1.42	2.46
Total from investment operations	2.77	1.40	(.76)	1.50	2.56
Less Dividends and Distributions:
Dividends from net investment income	(.18)	(.16)	(.35)	(.11)	(.12)
Distributions from net realized gains	(.46)	(1.45)	(.15)	–	–
Total dividends and distributions	(.64)	(1.61)	(.50)	(.11)	(.12)
Net asset value, end of year	$18.07	$15.94	$16.15	$17.41	$16.02
Total Return(b):	17.95%	9.13%	(4.58)%	9.37%	19.02%

Ratios/Supplemental Data:
Net assets, end of year (000)	$78,919	$65,038	$57,536	$56,293	$46,911
Average net assets (000)	$70,830	$60,610	$59,770	$52,609	$41,896
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.71%	.75%	.75%	.75%	.75%
Expenses before waivers and/or expense reimbursement	.90%	.97%	.93%	.90%	.92%
Net investment income (loss)	.58%	.47%	.48%	.46%	.65%
Portfolio turnover rate	23%	24%	44%	24%	23%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.
Visit our website at www.pgiminvestments.com	79

Class B Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.28	$15.53	$16.76	$15.44	$13.10
Income (loss) from investment operations:
Net investment income (loss)	–(d)	(.03)	(.03)	(.04)	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.53	1.27	(.82)	1.36	2.38
Total from investment operations	2.53	1.24	(.85)	1.32	2.37
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.04)	(.23)	–	(.03)
Distributions from net realized gains	(.46)	(1.45)	(.15)	–	–
Total dividends and distributions	(.53)	(1.49)	(.38)	–	(.03)
Net asset value, end of year	$17.28	$15.28	$15.53	$16.76	$15.44
Total Return(b):	17.04%	8.35%	(5.28)%	8.55%	18.13%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,205	$13,335	$18,670	$27,929	$29,785
Average net assets (000)	$11,120	$16,171	$24,591	$30,822	$29,020
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.47%	1.50%	1.50%	1.50%	1.50%
Expenses before waivers and/or expense reimbursement	1.61%	1.67%	1.63%	1.60%	1.62%
Net investment income (loss)	.01%	(.18)%	(.16)%	(.22)%	(.06)%
Portfolio turnover rate	23%	24%	44%	24%	23%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.
(d) Less than $.005 per share.
80	PGIM Asset Allocation Funds

Class C Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.30	$15.54	$16.78	$15.45	$13.11
Income (loss) from investment operations:
Net investment income (loss)	(.02)	(.04)	(.05)	(.05)	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.55	1.29	(.81)	1.38	2.38
Total from investment operations	2.53	1.25	(.86)	1.33	2.37
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.04)	(.23)	–	(.03)
Distributions from net realized gains	(.46)	(1.45)	(.15)	–	–
Total dividends and distributions	(.53)	(1.49)	(.38)	–	(.03)
Net asset value, end of year	$17.30	$15.30	$15.54	$16.78	$15.45
Total Return(b):	17.01%	8.41%	(5.33)%	8.61%	18.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14,517	$12,473	$12,025	$11,858	$10,416
Average net assets (000)	$13,311	$12,092	$12,540	$11,625	$9,377
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.46%	1.50%	1.50%	1.50%	1.50%
Expenses before waivers and/or expense reimbursement	1.60%	1.67%	1.63%	1.60%	1.62%
Net investment income (loss)	(.14%)	(.26)%	(.28)%	(.29)%	(.10)%
Portfolio turnover rate	23%	24%	44%	24%	23%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include the expenses of the underlying portfolios in which the Fund invests.
Visit our website at www.pgiminvestments.com	81

Class R Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.80	$16.01	$17.27	$15.90	$13.48
Income (loss) from investment operations:
Net investment income (loss)	.06	(.04)	.04	.04	.06
Net realized and unrealized gain (loss) on investment transactions	2.65	1.40	(.84)	1.40	2.45
Total from investment operations	2.71	1.36	(.80)	1.44	2.51
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.12)	(.31)	(.07)	(.09)
Distributions from net realized gains	(.46)	(1.45)	(.15)	–	–
Total dividends and distributions	(.60)	(1.57)	(.46)	(.07)	(.09)
Net asset value, end of year	$17.91	$15.80	$16.01	$17.27	$15.90
Total Return(b):	17.69%	8.91%	(4.85)%	9.07%	18.74%

Ratios/Supplemental Data:
Net assets, end of year (000)	$29	$14	$3	$3	$3
Average net assets (000)	$26	$8	$3	$3	$3
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.96%	1.00%	1.00%	.97%	1.00%
Expenses before waivers and/or expense reimbursement	1.34%	1.42%	1.36%	1.31%	1.37%
Net investment income (loss)	.35%	(.24)%	.21%	.25%	.40%
Portfolio turnover rate	23%	24%	44%	24%	23%
(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.
82	PGIM Asset Allocation Funds

Class Z Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.14	$16.34	$17.61	$16.20	$13.73
Income (loss) from investment operations:
Net investment income (loss)	.14	.13	.15	.11	.13
Net realized and unrealized gain (loss) on investment transactions	2.70	1.33	(.87)	1.45	2.50
Total from investment operations	2.84	1.46	(.72)	1.56	2.63
Less Dividends and Distributions:
Dividends from net investment income	(.22)	(.21)	(.40)	(.15)	(.16)
Distributions from net realized gains	(.46)	(1.45)	(.15)	–	–
Total dividends and distributions	(.68)	(1.66)	(.55)	(.15)	(.16)
Net asset value, end of year	$18.30	$16.14	$16.34	$17.61	$16.20
Total Return(b):	18.19%	9.39%	(4.36)%	9.64%	19.31%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,211	$1,845	$1,573	$1,477	$989
Average net assets (000)	$1,974	$1,794	$1,352	$1,278	$1,071
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.46%	.50%	.50%	.50%	.50%
Expenses before waivers and/or expense reimbursement	.60%	.67%	.63%	.60%	.62%
Net investment income (loss)	.86%	.81%	.82%	.62%	.84%
Portfolio turnover rate	23%	24%	44%	24%	23%
(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.
Visit our website at www.pgiminvestments.com	83

GLOSSARY
FUND INDEXES
Conservative Customized Blend Index. The Conservative Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (25.5%), the MSCI ACWI ex-US Index (10%), the Bloomberg Barclays US Aggregate Bond Index (29%), the Bloomberg Barclays 1-3 Year Government/Credit Index (29%), the FTSE EPRA/NAREIT Developed Net Index (5%) and the Citigroup 3-Month T-Bill Index (1.5%). The Conservative Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses.
Moderate Customized Blend Index. The Moderate Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (45%), the MSCI ACWI ex-US Index (15%), the Bloomberg Barclays US Aggregate Bond Index (19%), the Bloomberg Barclays 1-3 Year Government/Credit Index (14%), the FTSE EPRA/NAREIT Developed Net Index (5%) and the Citigroup 3-Month T-Bill Index (2%). The Moderate Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses.
Growth Customized Blend Index. The Growth Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (60.5%), the MSCI ACWI ex-US Index (24%), the Bloomberg Barclays US Aggregate Bond Index (8%), the FTSE EPRA/NAREIT Developed Net Index (5%) and the Citigroup 3-Month T-Bill Index (2.5%). The Growth Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses.
Lipper Mixed-Asset Target Allocation Conservative Funds Average. The Lipper Mixed-Asset Target Allocation Conservative Funds Average is based on the average return of all mutual funds in the Lipper Mixed Asset Target Allocation Conservative Funds category and does not include the effect of any sales charges or taxes. Returns would be lower if sales charges and taxes were reflected.
Lipper Mixed-Asset Target Allocation Moderate Funds Average. The Lipper Mixed-Asset Target Allocation Moderate Funds Average is based on the average return of all mutual funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category and does not include the effect of any sales charges or taxes. Returns would be lower if sales charges and taxes were reflected.
Lipper Mixed-Asset Target Allocation Growth Funds Average. The Lipper Mixed-Asset Target Allocation Growth Funds Average is based on the average return of all mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds category and does not include the effect of any sales charges or taxes. Returns would be lower if sales charges and taxes were reflected.
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average. The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average consists of funds of funds that, by portfolio practice, maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash and cash equivalents. The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average does not include the effect of any sales charges or taxes. Returns would be lower if sales charges and taxes were reflected.
Russell 1000 Index. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000® Index, an index that represents approximately 98% of the US market. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes payable by investors. These returns would be lower if they included the effect of these expenses.
Standard & Poor's 500 Index. The Standard & Poor's 500 Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses.
84	PGIM Asset Allocation Funds

APPENDIX A: WAIVERS AND DISCOUNTS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through the applicable intermediary to receive these waivers or discounts.
Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, as applicable, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■	Shares purchased by or through a 529 Plan, if applicable
■	Shares purchased through a Merrill Lynch affiliated investment advisory program
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
■	Shares of funds purchased through the Merrill Edge Self-Directed platform
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on Class A, B and C Shares available at Merrill Lynch
■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in this prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■	Shares acquired through a Right of Reinstatement
■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this prospectus
■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Visit our website at www.pgiminvestments.com	85

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Morgan Stanley Wealth Management
Effective July 1, 2018 shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and be more limited than those disclosed elsewhere in this Fund's prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
■	Shares purchased through a Morgan Stanley self-directed brokerage account
■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial
The following information applies to Class A shares purchases if you have an account or otherwise purchase Fund shares through Ameriprise Financial
Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.
■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father,
86	PGIM Asset Allocation Funds

grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Visit our website at www.pgiminvestments.com	87

FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
■ MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 ■ WEBSITE www.pgiminvestments.com	■ TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the US)

■ E-DELIVERY
To receive your mutual fund documents on-line, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

The Annual and Semi-Annual Reports and the SAI contain additional information about the Fund. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
■ STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) ■ SEMI-ANNUAL REPORT	■ ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

You can also obtain copies of Fund documents, including the SAI, from the Securities and Exchange Commission as follows (the SEC charges a fee to copy documents):
■ MAIL Securities and Exchange Commission Public Reference Room 100 F Street, NE Washington, DC 20549-1520 ■ ELECTRONIC REQUEST publicinfo@sec.gov	■ IN PERSON Public Reference Room located at 100 F Street, NE in Washington, DC For hours of operation, call (202) 551-8090 ■ VIA THE INTERNET on the EDGAR Database at www.sec.gov

PGIM Conservative Allocation Fund
Share Class	A	B	C	R	Z	R6
NASDAQ	JDUAX	JDABX	JDACX	JDARX	JDAZX	JDAQX
CUSIP	74437E750	74437E743	74437E735	74437E628	74437E784	74437E453

PGIM Moderate Allocation Fund
Share Class	A	B	C	R	Z	R6
NASDAQ	JDTAX	JDMBX	JDMCX	JMARX	JDMZX	JDTQX
CUSIP	74437E727	74437E719	74437E693	74437E610	74437E776	74437E438

PGIM Growth Allocation Fund
Share Class	A	B	C	R	Z	R6
NASDAQ	JDAAX	JDGBX	JDGCX	JGARX	JDGZX	JDGQX
CUSIP	74437E685	74437E677	74437E669	74437E594	74437E768	74437E446
MF194STAT	The Fund's Investment Company Act File No. 811-07343